As filed with the Securities and Exchange Commission on March 27, 2007

1933 Act File No. 333-139981

1940 Act File No. 811-22004

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 4

☐ Post-Effective Amendment No.

   and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

☒ Amendment No. 4

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 477-3000

(Registrant’s Telephone Number, including Area Code)

Huey P. Falgout, Jr.

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

Copies of Communications to:

Steven B. Boehm Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004	Sarah E. Cogan Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	NUMBER BEING REGISTERED(1)(2)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(2)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(2)	AMOUNT OF REGISTRATION FEE(3)
Common Shares
$0.01 par value	17,000,000 Shares	$25.00	$425,000,000	$13,154.50

(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes shares that may be offered to Underwriters pursuant to an option to cover over-allotments.
(3)	$107.00 of which was paid on January 12, 2007.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The Information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 27, 2007

PROSPECTUS

                     Shares

ING Asia Pacific High Dividend Equity Income Fund

Common Shares

$25.00 per Share

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. Under normal market conditions the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets, as defined on page 8 of this prospectus, in dividend producing equity securities of Asia Pacific Companies and/or derivatives linked to equity securities of Asia Pacific Companies. The Fund seeks to invest primarily in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific regional or country indices or futures (“Asia Pacific Indices”) and/or equity securities of Asia Pacific Companies.

(continued on following page.)

No Prior Trading History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”). This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of this public offering.

The Fund’s common shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange (“NYSE”) under the symbol “IAE.”

Investing in common shares of the Fund involves risk. See “ Risks” beginning on page 31.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$25.000	$
Sales load(2)	$1.125	$
Estimated offering expenses(3)	$0.050	$
Proceeds, after expenses, to Fund	$23.825	$

(1)	The Fund has granted the underwriters an option to purchase up to additional common shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”
(2)	ING Investments, LLC has agreed to pay from its own assets a structuring fee to each of Citigroup Global Markets Inc. and A.G. Edwards & Sons, Inc. and additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. ING Investments, LLC has also agreed to pay commissions to employees of its affiliates who participate in the marketing of the Fund’s common shares. See “Underwriting.” The total compensation received by the underwriters will not exceed 9.0% of the total public offering price of the common shares offered hereby.
(3)	Total expenses relating to the organization of the Fund and the common share offering paid by the Fund (which do not include the sales load) are estimated to be $ , which represents $0.05 per common share issued. This $0.05 per common share amount may include a reimbursement of ING Investments, LLC’s expenses incurred in connection with this offering and includes the $0.005 per share partial reimbursement of expenses to the underwriters. ING Investments, LLC has agreed to pay all organizational expenses of the Fund. ING Investments, LLC has also agreed to common share offering expenses (other than sales load) that exceed $0.05 per common share.

The underwriters expect to deliver the Fund’s common shares to purchasers on or about                     , 2007.

Citigroup Robert W. Baird & Co. Ferris, Baker Watts Incorporated J.J.B. Hilliard, W.L. Lyons, Inc. RBC Capital Markets	Merrill Lynch & Co. Banc of America Securities LLC H&R Block Financial Advisors, Inc. Janney Montgomery Scott LLC	A.G. Edwards Crowell, Weedon & Co. HSBC Oppenheimer & Co. Wells Fargo Securities

            , 2007.

(continued from previous page)

The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries with emerging markets. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depository receipts and exchange-traded funds (“ETFs”). Derivative investments may include swaps, futures and options on equity securities of Asia Pacific Companies and/or Asia Pacific Indices.

ING Investments, LLC (“ING Investments” or the “Adviser”), the Fund’s adviser, will be responsible for monitoring the Fund’s overall investment strategy and overseeing the sub-advisers. ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific” or the “Sub-Adviser”), the Fund’s sub-adviser, will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objective. ING Investment Management Advisors B.V. (“IIMA” or the “Option Sub-Adviser”, together with ING IM Asia/Pacific, the “Sub-Advisers”), the Fund’s option sub-adviser, will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices and/or the equity securities of Asia Pacific Companies.

The Fund is managed as a high dividend yield Asia Pacific equity income strategy that seeks high dividend yielding equity securities from a wide range of country weightings or market capitalizations. The Fund may invest in securities of a broad range of capitalizations, including “small capitalization” securities and emerging markets securities. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer or a limited number of issuers.

There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information dated                     , 2007, as may be amended (“SAI”), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the SAI, the annual reports and the semi-annual reports, when available, and other information regarding the Fund, by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The SAI is, and the annual report and the semi-annual report will be available, free of charge on the Fund’s website (www.ingfunds.com). You can also copy and review information about the Fund, including the SAI, the annual and semi-annual reports, when available, and other information at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549. The table of contents for the SAI appears on page 70 of this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Until             , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained elsewhere in this prospectus and in the SAI to understand the offering fully.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). It is organized as a Delaware statutory trust.

The Offering

The Fund is offering (the “Offering”)              common shares of beneficial interest (“Common Shares”) at an initial offering price of $25.00 per share. The Common Shares are being offered by a group of underwriters (each an “Underwriter” and collectively, the “Underwriters”) led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. You must purchase at least 100 Common Shares in order to participate in this Offering. The Fund has given the Underwriters an option to purchase up to              additional shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover orders in excess of              Common Shares. ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has also agreed to pay offering costs (other than sales load) that exceed $0.05 per Common Share. See “Underwriting.”

Investment Objective

The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. See “The Fund’s Investments.”

Investment Strategy

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of Asia Pacific Companies which the Sub-Adviser believes will pay sustainable dividends, and/or derivatives linked to such securities. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies.

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend producing equity securities of Asia Pacific Companies and/or derivatives linked to equity securities of Asia Pacific Companies. The Fund seeks to invest primarily in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries with emerging markets. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depositary receipts and ETFs. Derivative investments may include swaps, futures and options on equity securities of Asia Pacific Companies and/or Asia Pacific Indices.

The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. The MSCI AC (All Countries) Asia Pacific ex Japan IndexSM is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region ex Japan. As of December 2006, the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM consisted of the following emerging and developed market countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

Under normal market conditions, the Fund will invest primarily in high dividend yield equity securities of companies located in the Asia Pacific region. The Fund will normally invest in the equity securities of approximately 75 to 110 Asia Pacific Companies.

In the selection process, the Sub-Adviser begins by screening approximately 25,000 equity securities that make up the total Asia Pacific equity universe. It will then reduce this number to approximately 3,000 equity securities using a market capitalization and a liquidity screen, which is currently $100 million market capitalization and $2 million daily liquidity. The Sub-Adviser will further reduce the number of potential equity securities to approximately 500 using a quantitative screen that selects equity securities whose dividend yield is in excess of a threshold which is currently at least 2.5%.

Once this dividend screening process is complete, the Sub-Adviser will then use an internally-developed quantitative model to identify the most attractive candidates for the Fund’s portfolio. The stock selection model evaluates the dividend yield, valuation and growth prospects of each company to identify companies with high and sustainable dividend yields. The top-ranked 100-120 equity securities in this quantitative evaluation are then analyzed using the Sub-Adviser’s fundamental bottom-up research platform and criteria. If the fundamental view is negative, the stock is replaced by the next-best ranked stock on which the Sub-Adviser has a favorable fundamental view on the company. The Fund’s portfolio construction approach is to build an approximately equally-weighted portfolio of 75-110 stocks of the top ranked stocks on which the Sub-Adviser has a favorable fundamental view.

The Sub-Adviser may from time to time select equity securities that do not meet all of these criteria if it believes that they represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser combines fundamental analysis of each company with an allocation among countries and industry sectors that is based both upon quantitative screening and fundamental industry analysis.

The Fund may invest in Asia Pacific Indices for risk management, investment or liquidity purposes. Under normal market conditions, investment in such indices will be implemented in conjunction with the Fund’s call writing strategy and will not exceed materially the portion of the equity portfolio against which the Fund has written call options outstanding.

The Sub-Adviser typically will change its position in an equity security if there is a significant change in its rank from the previous quantitative evaluation. The specific factors and weightings used in the model are continually reviewed and evaluated, and changes to the factors or weightings are introduced when the Sub-Adviser’s research indicates that enhancements would be appropriate. The Sub-Adviser may also sell holdings in the Fund’s portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising, to meet obligations arising out of the Fund’s call writing program or when annualized dividend yield on the equity security falls below the threshold level, currently at least 2.5%.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

As part of its strategy, the Fund intends to employ a strategy of writing (selling) call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies, with the underlying value of such calls having approximately 0% to 50% (currently estimated to be 20% at inception) of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. The extent of call option writing activity will depend upon market conditions and the Sub-Advisers’ ongoing assessment of the attractiveness of writing call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies. Call options will be written (sold) usually at-the-money or near-the-money and will be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

As the seller of call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies, the Fund will receive cash (the premium) from options purchasers. The purchaser of a call option has the right to receive from the option seller any appreciation in the value of the index or equity security over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index or equity security above the exercise price during the term of the option in exchange for the premium.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing out transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to holders of Common Shares (“Common Shareholders”) by the Fund. The reduction in net option premiums due to a rise in an index or equity security price should generally be offset, at least in part, by appreciation in the value of the Fund’s portfolio holdings.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where, at the time the options are written, the underlying values of such indices or equity securities exceed the net asset value of the Fund’s equity portfolio.

Examples of the indices upon which the Fund may write options include, but are not limited to, the ASX 200 Index (Australia), the Hang Seng Index (Hong Kong), the KOSPI 200 Index (Korea), the TAIEX Index (Taiwan), the Nifty Index (India), the H-Shares Index (China), the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM and/or other combinations of regional indices. The Fund will generally write (sell) call options that are at-the-money or near-the-money at the time of sale.

The Fund will seek to maintain for the Fund written call options positions on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses, or limit gains, to the Fund.

The Sub-Adviser believes that a strategy of owning a diversified portfolio of high dividend yield equity securities of Asia Pacific Companies and selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies in respect of a portion of the value of the Fund can provide current income and gains and attractive risk-adjusted returns. The Sub-Adviser further believes that a strategy of owning a portfolio of such equity securities in conjunction with writing such options may provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Sub-Adviser’s opinion, in more strongly rising equity markets this strategy generally may be expected to underperform the stock-only portfolio depending on the degree and type of option written.

Other Investment

Policies

In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below. These investment techniques are not expected to be a primary strategy of the Fund.

The Fund may invest up to 10% of its managed assets in warrants, and up to 20% of its managed assets in fixed-income securities. Any fixed-income securities in which the Fund may invest shall have at least one investment grade rating by either Standard & Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”), or shall be determined to be of comparable quality by the Sub-Adviser. If issues or issuers in the Fund get downgraded to below investment grade (on both Moody’s and S&P’s scale), or are no longer of comparable quality in the opinion of the Sub-Adviser, the investment will be sold as soon as reasonably practicable.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. For example, the Fund may enter into forward currency contracts or other derivatives to hedge currency risk. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars. Up to 15% of the Fund’s managed assets may be invested in illiquid securities, other restricted securities that are illiquid, and Rule 144A securities.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund’s managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Many of the securities in which the Fund may invest are denominated in foreign currencies. The Fund may, but does not initially intend to, engage in currency hedging to protect the Fund against potential depreciation of the Asia Pacific region’s currencies versus the U.S. dollar.

The Fund may invest in initial public offerings.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds managed by ING Investments and/or the Sub-Advisers. ING Investments and its affiliates may receive fees from ING Funds money market funds for providing services in addition to the fees that they are entitled to receive from the Fund for services provided directly. ING Investments and/or the Sub-Advisers may waive fees that they are entitled to receive from either the Fund or the ING Funds money market funds.

See “The Fund’s Investments” and “Other Investment Policies,” and “Additional Investment Policies and Restrictions” in the SAI, for more information regarding the Fund’s other investments.

Distributions

Commencing with the Fund’s first distribution, the Fund intends to implement a level distribution strategy and make regular quarterly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund’s distribution rate will be based on past and projected:

• dividends received on the equity securities or other securities held by the Fund and interest on any interest-bearing investments of the Fund;

• capital gains from net option premiums (call option premium received less the cost of close-out or settlement); and

• capital gains (realized or unrealized) on the equities held in the Fund’s portfolio.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected Fund performance. The distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. As a result, all or a portion of a distribution may be a return of capital. The Fund’s Board of Trustees (the “Board”) may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund expects to declare its initial Common Share distribution approximately 60 days after the completion of the Offering and pay approximately 30 days later, depending on market conditions. Thereafter distributions are expected to be declared quarterly each March, June, September and December, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a shareholder elects to receive cash. See “Distributions.”

The investment company taxable income of the Fund will generally consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

The Fund’s annual distributions will likely differ from annual investment company taxable income. To the extent that the Fund’s investment company taxable income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, substantially all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. The Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund’s taxable year. In such a case, Common Shareholders must include their allocable share of such designated amount in their income for the year as a long-term capital gain and will be deemed to have paid their share of the tax paid by the Fund and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

There can be no assurance as to what portion of the distributions paid to the Fund’s shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2010, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. The Fund’s investment objective will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its investment company taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as a gain from the sale of his Common Shares. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However the ultimate tax characterization of the Fund’s distributions made in a calendar year cannot finally be determined until the end of that calendar year. See “Tax Matters.”

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.

If granted, the Fund intends to rely on an exemptive application filed with the SEC seeking an order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will process such application by the Fund or grant the request for such exemptive relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. See “Distributions.”

Investment Adviser

ING Investments is an Arizona limited liability company, registered as an investment adviser with the SEC, and is an indirect wholly-owned subsidiary of ING Capital Corporation, LLC which is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE: ING) (“ING Groep”). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam,

the Netherlands, is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2006, ING Investments had approximately $50.1 billion of assets under management. See “Management of the Fund.”

For its services as investment adviser to the Fund, including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.15% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“managed assets”). Solely for the purpose of compliance with Rule 35d-1 under the 1940 Act, the Fund will calculate its 80% investment test using net assets (plus borrowings for investment purposes) rather than managed assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the managed assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the assets related to those contracts increases, thereby increasing the managed assets of the Fund and increasing the management fee payable to the Adviser.

Sub-Advisers

ING IM Asia/Pacific will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objective. ING IM Asia/Pacific is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. ING IM Asia/Pacific, a Hong Kong corporation, is registered with the SEC as an investment adviser. ING IM Asia/Pacific operates as part of ING Investment Management (“IIM”) and is an affiliate of ING Investments. As of December 31, 2006, ING IM Asia/Pacific, together with other IIM affiliated companies in the Asia Pacific region including Japan, managed in the aggregate approximately $91 billion in assets.

IIMA will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices and/or the equity securities of Asia Pacific Companies. IIMA is a Netherlands corporation organized in 1896. IIMA became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named ‘‘ING Investment Management Europe.” ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe is employed by ING Personeel VOF, a subsidiary of ING Groep. ING Investment Management

Europe has management expertise in equity, fixed-income and asset allocation categories as well as derivatives use. ING Investment Management Europe employs approximately 223 investment professionals and research analysts located in Europe. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is under common control with ING Investments and ING IM Asia Pacific.

For their services, ING IM Asia/Pacific and IIMA will each receive a sub-advisory fee equal to 0.50% and 0.15%, respectively, of the Fund’s average daily managed assets from ING Investments. No advisory fee will be paid by the Fund directly to the Sub-Advisers. See “Management of the Fund.”

Listing	The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol of the Common Shares is “IAE.”

Transfer Agent, Dividend

Disbursing Agent,

Registrar

and Custodian

The transfer agent, dividend disbursing agent, registrar and custodian for the Common Shares is The Bank of New York, whose principal business address is 101 Barclay Street (11E), New York, New York 10286.

Risks

AN INVESTMENT IN THE FUND’S COMMON SHARES INVOLVES CERTAIN RISKS. LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND’S COMMON SHARES. SEE “RISKS” FOR A MORE COMPLETE DISCUSSION OF THE RISKS OF INVESTING IN THE FUND’S COMMON SHARES.

No Prior History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares. See “Risks—No Prior History Risk.”

Market Discount Risk.    Shares of closed-end management investment companies frequently trade at a discount to their NAV, and the Fund’s Common Shares may likewise trade at a discount to their NAV. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below NAV will be reduced. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Risks—Market Discount Risk.”

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing call options on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. See “Risks—Investment and Market Risk.”

Foreign Investment and Emerging Markets Risk.    Investments in the Asia Pacific region may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against foreign issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment and currency transfers. Because of less developed markets and economies, foreign investments may have less liquidity and increased price volatility. In some countries, less mature governments and governmental institutions may potentially lead to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund’s investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in emerging markets. To the extent that the Fund invests in emerging markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging markets. Investments in foreign issuers may also decrease the Fund’s ability to borrow against its assets. See “Risks—Foreign Investment and Emerging Markets Risk.”

Foreign (non-U.S.) Currency Risk.    The Fund will invest in a portfolio of equity securities of companies located in the Asia Pacific region and may invest a significant portion of its assets in securities issued by companies located in countries with emerging markets. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. See “Risks—Foreign (non-U.S.) Currency Risk.”

Political and Economic Factors Risk.    The laws, regulations, government policies and political and economic climate in countries in which the Fund invests may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Asia Pacific economies and, thus, the value of securities in the Fund’s portfolio. Some Asia Pacific economies are export-driven and highly reliant on trade. The performance of these may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of trading partners from G-7 countries, such as the United States, Japan, UK and Europe, would adversely impact the export-driven Asia Pacific economies and, potentially, some of the Fund’s investments. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asia Pacific countries, may adversely affect economic growth in the Asia Pacific region. An economic downturn in the major countries of the Fund’s investments in Asia Pacific would adversely impact the Fund’s investments. See “Risks—Political and Economic Factors Risk.”

Asia Pacific Regional and Country Risks.    Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. In the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. The United States maintains a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Recently, there have been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea, or general regional tensions. Military action, or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly South Korea, China and Japan. Consequently, any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor. See “Risks—Regional and Country Risks.”

• China.    Since 1949, China has been a socialist state controlled by the Communist party. Beginning in 1978, the Chinese government initiated a program of economic and market reforms, which may be altered or discontinued at any time. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict with Taiwan remains unresolved, and territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments in the Korean peninsula. Should political tensions increase or military actions precipitate, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on some export-dependent sectors.

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Hong Kong.    Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. In accordance with the Basic Law, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. If, however, China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may also be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

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Japan.    The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies for more than a decade. In response to weak economic performance, deflationary pressures, and its troubled financial sector, the Bank of Japan (BOJ) initiated a strategy of quantitative monetary easing in 2001. This policy allowed the BOJ to inject additional monetary supply into the domestic financial system after traditional monetary policies (such as setting interest rates) became less effective. Recently, indications suggest that Japan’s economy may be recovering and inflation returning. However, the Japanese economy could be negatively impacted should the BOJ increase interest rates prematurely or if the government raised taxes to meet public debt obligations before the economy was on a solid footing. Japan’s neighbors, in particular China, have become increasingly important export markets. While Japan and China’s economic relationship has deepened, the political relationship has become strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. While Japan has improved its oil efficiency, it remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. In the long term, Japan will have to deal with the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies and should such policies remain, a decreasing workforce could have a negative impact on the economy.

•	Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and other countries in the region.

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South Korea.    Investing in South Korean securities has special risks, including political, economic and social instability, and the potential of increasing militarization in North Korea. The sale of portfolio securities by the Korean Securities Stabilization Fund, a fund established to stabilize the South Korean securities markets, or by other large South Korean institutional investors, may adversely impact the market value of securities in the Fund’s portfolio. The market capitalization and trading volume of issuers in South Korean securities markets are heavily concentrated on a small number of issuers, which results in potentially fewer investment opportunities for the Fund. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the South Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.

•	Malaysia. Malaysia previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

•	Thailand. In recent years, Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. Furthermore, the Thai authorities recently announced restrictions on foreign ownership of Thai assets. This, together with a prompt announcement that they would review such restrictions, has created additional investor uncertainty. The impact of the coup and military rule on investments in Thai securities is uncertain.

•	India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy, which could adversely affect market conditions. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The long-standing dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy.

•	Australia and New Zealand. The Australian and New Zealand economies are dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and Japan are large trade and investment partners with both countries, which may make the Australian and New Zealand markets sensitive to economic events in the United States and Japan.

•	Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

•	Indonesia. Since the economic downturn in 1997, Indonesia has experienced a process of democratic change, resulting in political and social events that have highlighted the unpredictable nature of Indonesia’s changing political landscape. These events have resulted in political instability as well as general social and civil unrest on certain occasions in recent years. There can be no assurance that social and civil disturbances will not occur in the future and on a wider scale, or that any such disturbances will not, directly or indirectly, materially and adversely affect businesses, financial conditions and prospects for the country.

The Indonesian archipelago is one of the most volcanically active regions in the world. Because it is located in the convergence zone of three major lithospheric plates, it is subject to significant seismic activity that can lead to destructive earthquakes and tsunamis, or tidal waves. A significant earthquake or other geological disturbance in any of Indonesia’s more populated cities and financial centers could severely disrupt the Indonesian economy and undermine investor confidence, thereby materially and adversely affecting businesses, financial condition and prospects for the country.

•	Pakistan. Pakistan has experienced abrupt changes in government and has experienced ongoing political instability. For example, recent assassination attempts against certain political leaders underscore the relatively volatile political atmosphere in the country. Political instability may also result from events in some regions of the country, such as ongoing insurgencies in the western provinces or Pakistan’s long running dispute with India over the region of Kashmir, either of which could destabilize the internal political situation in Pakistan. There can be no assurance that the economic environment or the business climate would not be negatively affected in the event of increased political instability.

As a developing country, Pakistan’s economy is especially susceptible to economic instability, including with respect to fluctuations in inflation, consumer prices, employment levels, GDP and interest and foreign exchange rates. There can be no assurance that Pakistan will not experience economic instability, such as increased inflation or changes in government economic policy.

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Philippines.    The Philippines has experienced a number of major natural catastrophes over the years including typhoons, volcanic eruptions and earthquakes. Such natural catastrophes may materially disrupt and adversely affect the economy. Growth and profitability will also be influenced by the overall political situation in the country and the Philippines has from time to time experienced political instability. Political instability in the future may have a negative impact on financial results of companies by slowing down reforms and undermining the confidence of international investors.

Option Risks.    There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund’s strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option written on an index or an equity security that is sold by the Fund has the right to any appreciation in the cash value of the index or price of the equity security over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

Because the exercise of options is settled in cash, sellers of call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund will seek to maintain for the Fund written (sold) call options positions on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the equity securities and other securities held in the Fund’s portfolio. In doing so, the Option Sub-Adviser will consider data relating to the Fund’s holdings, including country weightings, net assets, industry and sector weightings, and historic volatility. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses or limit gains to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying indices or securities because these costs are often greater in relation to options premiums than in relation to the cash value of the indices or the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s options strategy will vary depending on market circumstances and other factors.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where at the time the options are written, the underlying value of such indices or equity securities exceeds the net asset value of the Fund’s equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund will “cover” its written equity call positions by segregating liquid assets in an amount equal to the contract value of the index, by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets in an amount equal to the difference) and/or by holding a portfolio of equity securities or Asia Pacific Indices which substantially replicate the movement of the index on which the option is written.

The Fund’s ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios outside the Asia Pacific region. The relative illiquidity of options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies relative to similar instruments for U.S. domestic strategies means that the Fund may not find the counterparties or efficient option pricing to enable it to implement the call writing strategy contemplated. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a call option on an Asia Pacific Index and/or equity securities of Asia Pacific Companies. In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above. See “Risks—Option Risks.”

Issuer Risk.    The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Advisers to evaluate foreign issuers. See “Risks—Issuer Risk.”

Equity Risk.    The NAV of the Fund’s Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace. See “Risks—Equity Risk.”

Small-Cap and Mid-Cap Companies Risk.    The Fund may invest in companies whose market capitalization is considered small as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. See “Risks—Small-Cap and Mid-Cap Companies Risk.”

Derivatives Risk.    In addition to writing call options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes or as a substitute for a position or security. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risks—Derivatives Risk.”

Interest Rate Risk.    The level of premiums from index call option writing and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall. Interest rates are currently low relative to historic levels. See “Risks—Interest Rate Risk.”

Restricted and Illiquid Securities Risk.    The Fund may invest up to 15% of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in 7 days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in 7 days. The Fund may not be able to sell an illiquid security at a favorable time or price, thereby decreasing the Fund’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund’s policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market to consider it liquid, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund. See “Risks—Restricted and Illiquid Securities Risk” and “Risks—Options Related Risk.”

Distribution Risk.    The Fund’s ability to pay distributions varies widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund’s stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time. See “Risks—Distribution Risk.”

Tax Risk.    The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s investment company taxable income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund’s income distributions may qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and future changes in tax laws and regulations. See “Risks—Tax Risk” and “Tax Matters.”

Portfolio Turnover Risk.    Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. See “Risks—Portfolio Turnover Risk.”

Management Risk.    The Fund is subject to management risk because it is an actively-managed portfolio. The Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although the Sub-Advisers have a wide range of experience in managing funds or accounts that utilize (1) the strategy of investing in equity securities of Asia Pacific Companies, and (2) risk management and premium-oriented strategies involving options, including the writing of call options on an account’s portfolio securities or related indices, they do not have experience with funds or accounts in which these strategies are combined as described in this prospectus. While the Sub-Advisers have developed their approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles. Further, because the Sub-Adviser will manage the Fund’s portfolio securities on the one hand, and the Option Sub-Adviser will implement the Fund’s option strategy on the other hand, the Option Sub-Adviser’s ability to implement the Fund’s option strategy successfully may be hindered. See “Risks—Management Risk.”

Initial Public Offering (“IPOs”) Risk.    IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline. See “Risks—Initial Public Offering (“IPOs”) Risk.”

Depositary Receipts Risk.    The Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. See “Risks—Depositary Receipts Risk.”

Securities Lending Risk.    To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund’s managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk. See “Risks—Securities Lending Risk.”

Non-Diversification Risk.    The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer. Notwithstanding the foregoing, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Risks—Non-Diversification Risk.”

Market Disruption and Geo-Political Risk.    The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund. See “Risks—Market Disruption and Geo-Political Risk.”

Anti-Takeover Provisions.    The Fund’s Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust” and “Risks—Anti-Takeover Provisions.”

Dividend Risk.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend yielding equity securities would be adversely affected. See “Risks—Dividend Risk” and “Risks—Equity Risk.”

Temporary Defensive Strategies Risk.    When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None (2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.15%
Other Expenses(3)	0.25%
Administrator Fees	0.10%
Acquired Fund Fees and Expenses(4)	0.00%

Total Annual Expenses	1.50%

(1)	ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has agreed to pay common share offering costs (other than sales load, but inclusive of the reimbursement of underwriter expenses of $0.005 per share) that exceed $0.05 per Common Share (0.20% of the offering price). Assuming that the Fund issues 12,000,000 Common Shares in the offering at a total public offering price of $300,000,000.00, the total offering costs are estimated to be $600,000.00 (or approximately $0.05 per share), of which the Fund would pay or reimburse offering expenses estimated at $600,000.00 (or $0.05 per share) from the proceeds of the offering, and ING Investments would pay the balance of the offering expenses estimated at $0.00 (or approximately $0.00 per share). These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of this prospectus, and the actual offering expenses to be paid by the Fund and ING Investments may vary substantially from these estimates. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.
(2)	You will be charged certain service charges and pay a per share charge if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Distributions.”
(3)	“Other Expenses” are based on estimated amounts of ordinary operating expenses for the current fiscal year.
(4)	The Fund’s Acquired Fund Fees and Expenses is estimated. The amount of fees and expenses of the Acquired Fund’s borne by the Fund will vary based on the Fund’s allocation of assets, and the annualized net expenses of, the particular Acquired Funds during the Fund’s fiscal year.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. The amount set forth under “Other Expenses” in the table is based upon estimates for the current fiscal year and assumes the Fund issues 12,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses as a percentage of net assets attributable to Common Shares would increase. See “Management of the Fund.”

The following example illustrates the expenses (including the sales load of $45.00, and estimated expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.50% of net assets attributable to Common Shares and (2) a 5% return.(1)

	1 Year	3 Years	5 Years	10 Years
Total Expenses(2)	$62	$92	$125	$218

(1)	The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the “Annual Expenses” fee table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)	Assumes the Fund has not issued any preferred shares and has no outstanding borrowings.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 8, 2007. As a newly organized entity, the Fund has no operating history, and there has been no public trading of the Fund’s Common Shares. The Fund’s principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, and its telephone number is (800) 992-0180.

USE OF PROCEEDS

The net proceeds of the Offering will be approximately $             ($             if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has also agreed to pay all offering costs (other than sales load) to the extent that such costs exceed $0.05 per Common Share.

The Fund will invest the net proceeds of the Offering in accordance with the Fund’s investment objective and strategies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds within three weeks after the completion of the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objective and Strategies

The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder vote.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of Asia Pacific Companies which the Sub-Adviser believes will pay sustainable dividends and/or derivatives linked to such securities. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies.

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend producing equity securities of Asia Pacific Companies and/or derivatives linked to equity securities of Asia Pacific Companies. The Fund seeks to invest primarily in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in this investment policy.

The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries with emerging markets. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depositary receipts and ETFs. Derivative investments may include swaps, futures and options on equity securities of Asia Pacific Companies and/or Asia Pacific Indices.

Portfolio Content

The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. The MSCI AC (All Countries) Asia Pacific ex Japan IndexSM is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Pacific region ex Japan. As of December 2006, the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM consisted of the following emerging and developed market countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

Under normal market conditions, the Fund will invest primarily in high dividend yield equity securities of companies located in the Asia Pacific region. The Fund will normally invest in the equity securities of approximately 75 to 110 Asia Pacific Companies.

In the selection process, the Sub-Adviser begins by screening approximately 25,000 equity securities that make up the total Asia Pacific equity universe. It will then reduce this number to approximately 3,000 equity securities using a market capitalization and a liquidity screen. The Sub-Adviser will further reduce the number of potential equity securities to approximately 500 using a quantitative screen that selects equity securities whose dividend yield is in excess of a threshold which is currently at least 2.5%.

Once this dividend screening process is complete, the Sub-Adviser will then use an internally-developed quantitative model to identify the most attractive candidates for the Fund’s portfolio. The stock selection model evaluates the dividend yield, valuation and growth prospects of each company to identify companies with high and sustainable dividend yields. The top-ranked 100-120 equity securities in this quantitative evaluation are then analyzed using the Sub-Adviser’s fundamental bottom-up research platform and criteria. If the fundamental view is negative, the stock is replaced by the next-best ranked stock on which the Sub-Adviser has a favorable fundamental view on the company. The Fund’s portfolio construction approach is to build an approximately equally-weighted portfolio of 75-110 stocks of the top ranked stocks on which the Sub-Adviser has a favorable fundamental view.

The Sub-Adviser may from time to time select equity securities that do not meet all of these criteria if it believes that they represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser combines fundamental analysis of each company with an allocation among countries and industry sectors that is based both upon quantitative screening and fundamental industry analysis.

The Fund may invest in Asia Pacific Indices for risk management, investment or liquidity purposes. Under normal market conditions, investment in such indices will be implemented in conjunction with the Fund’s call-writing strategy and will not exceed materially the portion of the equity portfolio against which the Fund has written call options outstanding.

The Sub-Adviser typically will change its position in an equity security if there is a significant change in its rank from the previous quantitative evaluation. The specific factors and weightings used in the model are continually reviewed and evaluated, and changes to the factors or weightings are introduced when the Sub-Adviser’s research indicates that enhancements would be appropriate. The Sub-Adviser may also sell holdings in the Fund’s portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising, to meet obligations arising out of the Fund’s call writing program or when annualized dividend yield on the equity security falls the threshold level, currently at least 2.5%.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

As part of its strategy, the Fund intends to employ a strategy of writing (selling) call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies, with the underlying value of such calls having approximately 0% to 50% (currently estimated to be 20% at inception) of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. The extent of call option writing activity will depend upon market conditions and the Sub-Advisers’ ongoing assessment of the attractiveness of writing call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies. Call options will be written (sold) usually at-the-money or near-the-money and will be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

As the seller of call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies, the Fund will receive cash (the premium) from options purchasers. The purchaser of a call option has the right to receive from the option seller any appreciation in the value of the index or equity security over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index or equity security above the exercise price during the term of the option in exchange for the premium.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing out transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in an index or equity security prices should generally be offset, at least in part, by appreciation in the value of the Fund’s portfolio holdings.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where, at the time the options are written, the underlying values such indices or equity securities exceed the net asset value of the Fund’s equity portfolio.

Examples of the indices upon which the Fund may write options include, but are not limited to, the ASX Index 200 (Australia), the Hang Seng Index (Hong Kong), the KOSPI 200 Index (Korea), the TAIEX Index (Taiwan), the Nifty Index (India), the H-Shares Index (China), the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM and /or other combinations of regional indices. The Fund will generally write (sell) call options that are at-the-money or near-the-money at the time of sale.

The Fund will seek to maintain for the Fund written call options positions on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses or limit gains to the Fund.

The Sub-Adviser believes that a strategy of owning a diversified portfolio of high dividend yield equity securities of Asia Pacific Companies and selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies in respect of a portion of the value of the Fund can provide current income and gains and attractive risk-adjusted returns. The Sub-Adviser further believes that a strategy of owning a portfolio of such equity securities in conjunction with writing such options may provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Sub-Adviser’s opinion, in more strongly rising equity markets this strategy generally may be expected to underperform the stock-only portfolio depending on the degree and type of option written.

Other Investment Policies

In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below. These investment techniques are not expected to be a primary strategy of the Fund.

The Fund may invest up to 10% of its managed assets in warrants, and up to 20% of its managed assets in fixed-income securities. Any fixed-income securities in which the Fund may invest shall have at least one investment grade rating by either S&P or Moody’s, or shall be determined to be of comparable quality by the Sub-Adviser. If issues or issuers in the Fund get downgraded to below investment grade (on both Moody’s and S&P’s scale), or are no longer of comparable quality in the opinion of the Sub-Adviser, the investment will be sold as soon as reasonably possible.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. For example, the Fund may enter into forward currency contracts or other derivatives to hedge currency risk. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include: futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars. Up to 15% of the Fund’s managed assets may be invested in illiquid securities, other restricted securities that are illiquid, and Rule 144A securities.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund’s managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Many of the securities in which the Fund may invest are denominated in foreign currencies. The Fund may, but does not initially intend to, engage in currency hedging to protect the Fund against potential depreciation of the Asia Pacific region’s currencies versus the U.S. dollar.

The Fund may invest in initial public offerings.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds managed by ING Investments and/or the Sub-Advisers. ING Investments and its affiliates may receive fees from ING Funds money market funds for providing services in addition to the fees that they are entitled to receive from the Fund for services provided directly. ING Investments and/or the Sub-Advisers may waive fees that they are entitled to receive from either the Fund or the ING Funds money market funds.

Short Sales.    The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than 30 days after the end of the Fund’s taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next 60 days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Preferred Stock.    Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment grade at the time of investment or, if unrated, determined by the Sub-Adviser to be of comparable quality. S&P and Fitch Ratings consider securities rated BBB- and above to be investment grade and Moody’s considers securities rated Baa3 and above to be investment grade.

Warrants.    The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

When-Issued Securities and Forward Commitments.    Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

Securities Lending.    The Fund may seek to earn income by lending portfolio securities, up to 33 1/3% of its managed assets, to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Borrowings.    The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

Other Investment Companies.    The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted under the 1940 Act, including ETFs that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its managed assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies, including ETFs, and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the Offering, during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market or for risk management for the Fund. As an investor in an investment company, the Fund will bear its pro rata share of that investment company’s expenses and would remain subject to payment of that investment company’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in another investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

The Fund may also invest its assets in money market instruments or money market funds, including ING Institutional Prime Money Market Fund and/or one or more other money market fund advised by ING affiliates (each an “ING Money Market Fund’). The Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. ING Investments, as the Adviser, will waive its fee in an amount equal to the advisory fee received by the investment adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

Portfolio Turnover.    The Fund will purchase and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of equity securities and options in connection with the Fund’s options program. On an overall basis, the Fund’s annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

See “Additional Investment Policies and Restrictions” in the SAI for more information regarding the Fund’s investment restrictions.

RISKS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Investment Policies and Restrictions” in the SAI.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount to their NAV, and the Fund’s Common Shares may likewise trade at a discount to their NAV. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below NAV will be reduced. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing call options on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

Foreign Investment and Emerging Markets Risk

Investments in the Asia Pacific region may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against foreign issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment and currency transfers. Because of less developed markets and economies, foreign investments may have less liquidity and increased price volatility. In some countries, less mature governments and governmental institutions may potentially lead to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund’s investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in emerging markets. To the extent that the Fund invests in emerging markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging markets. Investments in foreign issuers may also decrease the Fund’s ability to borrow against its assets.

Foreign (Non-U.S.) Currency Risk

The Fund will invest in a portfolio of equity securities of companies located in the Asia Pacific region and may invest a significant portion of its assets in securities issued by companies located in countries with emerging markets. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Political and Economic Factors Risk

The laws, regulations, government policies and political and economic climate in countries in which the fund invests may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Asia Pacific economies and, thus, the value of securities in the Fund’s portfolio. Some Asia Pacific economies are export-driven and highly reliant on trade. The performance of these may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of trading partners from G-7 countries, such as the United States, Japan, UK and Europe, would adversely impact the export-driven Asia Pacific economies and, potentially, some of the Fund’s investments. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in the Asia Pacific region. An economic downturn in the major countries of the Fund’s investments in Asia Pacific would adversely impact the Fund’s investments.

Asia Pacific Regional and Country Risks

Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. In the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. The United States maintains a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Recently, there have been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea, or regional tensions. Military action, or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly South Korea, China and Japan. Consequently, any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

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China.    Since 1949, China has been a socialist state controlled by the Communist party. Beginning in 1978, the Chinese government initiated a program of economic and market reforms, which may be altered or discontinued at any time. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict with Taiwan remains unresolved, and territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments in the Korean peninsula. Should political tensions increase or military actions precipitate, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on some export-dependent sectors.

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Hong Kong.    Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. In accordance with the Basic Law, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. If, however, China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may also be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

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Japan.    The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies for more than a decade. In response to weak economic performance, deflationary pressures, and its troubled financial sector, the Bank of Japan (BOJ) initiated a strategy of quantitative monetary easing in 2001. This policy allowed the BOJ to inject additional monetary supply into the domestic financial system after traditional monetary policies (such as setting interest rates) became less effective. Recently, indications suggest that Japan’s economy may be recovering and inflation returning. However, the Japanese economy could be negatively impacted should the BOJ increase interest rates prematurely or if the government raised taxes to meet public debt obligations before the economy was on a solid footing. Japan’s neighbors, in particular China, have become increasingly important export markets. While Japan and China’s economic relationship has deepened, the political relationship has become strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. While Japan has improved its oil efficiency, it remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. In the long term, Japan will have to deal with the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies and should such policies remain, a decreasing workforce could have a negative impact on the economy.

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Taiwan.    The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and in other countries in the region.

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South Korea.    Investing in South Korean securities has special risks, including political, economic and social instability, and the potential of increasing militarization in North Korea. The sale of portfolio securities by the Korean Securities Stabilization Fund, a fund established to stabilize the South Korean securities markets, or by other large South Korean institutional investors, may adversely impact the market value of securities in the Fund’s portfolio. The market capitalization and trading volume of issuers in South Korean securities markets are heavily concentrated on a small number of issuers, which results in potentially fewer investment opportunities for the Fund. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the South Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.

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Malaysia.    Malaysia previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

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Thailand.    In recent years Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. Furthermore, the Thai authorities recently announced restrictions on foreign ownership of Thai assets. This, together with a prompt announcement that they would review such restrictions, has created additional investor uncertainty. The impact of the coup and military rule on investments in Thai securities is uncertain.

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India.    In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy, which could adversely affect market conditions. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The long-standing dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy.

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Australia and New Zealand.    The Australian and New Zealand economies are dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and Japan are large trade and investment partners to both countries, which may make the Australian and New Zealand markets sensitive to economic events in the United States and Japan.

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Singapore.    As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

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Indonesia.    Since the economic downturn in 1997, Indonesia has experienced a process of democratic change, resulting in political and social events that have highlighted the unpredictable nature of Indonesia’s changing political landscape. These events have resulted in political instability as well as general social and civil unrest on certain occasions in recent years. There can be no assurance that social and civil disturbances will not occur in the future and on a wider scale, or that any such disturbances will not, directly or indirectly, materially and adversely affect businesses, financial conditions and prospects for the country.

The Indonesian archipelago is one of the most volcanically active regions in the world. Because it is located in the convergence zone of three major lithospheric plates, it is subject to significant seismic activity that can lead to destructive earthquakes and tsunamis, or tidal waves. A significant earthquake or other geological disturbance in any of Indonesia’s more populated cities and financial centers could severely disrupt the Indonesian economy and undermine investor confidence, thereby materially and adversely affecting businesses, financial conditions and prospects for the country.

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Pakistan.    Pakistan has experienced abrupt changes in government and has experienced ongoing political instability. For example, recent assassination attempts against certain political leaders underscore the relatively volatile political atmosphere in the country. Political instability may also result from events in some regions of the country, such as ongoing insurgencies in the western provinces or Pakistan’s long running dispute with India over the region of Kashmir, either of which could destabilize the internal political situation in Pakistan. There can be no assurance that the economic environment or the business climate would not be negatively affected in the event of increased political instability.

As a developing country, Pakistan’s economy is especially susceptible to economic instability, including with respect to fluctuations in inflation, consumer prices, employment levels, GDP and interest and foreign exchange rates. There can be no assurance that Pakistan will not experience economic instability, such as increased inflation or changes in government economic policy.

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Philippines.    The Philippines has experienced a number of major natural catastrophes over the years including typhoons, volcanic eruptions and earthquakes. Such natural catastrophes may materially disrupt and adversely affect the economy. Growth and profitability will also be influenced by the overall political situation in the country and the Philippines has from time to time experienced political instability. Political instability in the future may have a negative impact on financial results of companies by slowing down reforms and undermining the confidence of international investors.

Option Risks

There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund’s strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option written on an index or an equity security that is sold by the Fund has the right to any appreciation in the cash value of the index or price of the equity security over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund will seek to maintain for the Fund written (sold) call options positions on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the equity securities and other securities held in the Fund’s portfolio. In doing so, the Option Sub-Adviser will consider data relating to the Fund’s holdings, including country weightings, net assets, industry and sector weightings, and historic volatility. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses or limit gains to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying indices or securities because these costs are often greater in relation to options premiums than in relation to the cash value of the indices or the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s options strategy will vary depending on market circumstances and other factors.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where at the time the options are written, the underlying value of such indices or equity securities exceeds the net asset value of the Fund’s equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund will “cover” its written equity call positions by segregating liquid assets in an amount equal to the contract value of the index, by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets in an amount equal to the difference) and/or by holding a portfolio of equity securities or Asia Pacific Indices which substantially replicate the movement of the index on which the option is written.

The Fund’s ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios outside the Asia Pacific region. The relative illiquidity of options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies relative to similar instruments for U.S. domestic strategies means that the Fund may not find the counterparties or efficient option pricing to enable it to implement the call writing strategy contemplated. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a call option on an Asia Pacific Index and/or equity securities of Asia Pacific Companies. In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Advisers to evaluate foreign issuers.

Equity Risk

The NAV of the Fund’s Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Small-Cap and Mid-Cap Companies Risk

The Fund may invest in companies whose market capitalization is considered small as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Sub-Custody Risk

The Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.

Derivatives Risk

In addition to writing call options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes or as a substitute for a position or security. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Risk

The level of premiums from index call option writing and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall. Interest rates are currently low relative to historic levels.

Short Sales Risk

A short sale “against the box” may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns.

Restricted and Illiquid Securities Risk

The Fund may invest up to 15% of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in 7 days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in 7 days. The Fund may not be able to sell an illiquid security at a favorable time or price, thereby decreasing the Fund’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund’s policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market to consider it liquid, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

Distribution Risk

The Fund’s ability to pay distributions varies widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund’s stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Tax Risk

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s investment company taxable income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund’s income distributions may qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by the IRS interpretations of the Code, and future changes in tax laws and regulations.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Management Risk

The Fund is subject to management risk because it is an actively-managed portfolio. The Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although the Sub-Advisers have a wide range of experience in managing funds or accounts that utilize (1) the strategy of investing in equities securities of Asia Pacific Companies, and (2) risk management and premium-oriented strategies involving options, including the writing of call options on an account’s portfolio securities or related indices, they do not have experience with funds or accounts in which these strategies are combined as described in this prospectus. While the Sub-Advisers have developed their approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles. Further, because the Sub-Adviser will manage the Fund’s portfolio securities on the one hand, and the Option Sub-Adviser will implement the Fund’s option strategy on the other hand, the Option Sub-Adviser’s ability to implement the Fund’s option strategy successfully may be hindered.

Initial Public Offering (“IPOs”) Risk

IPO’s and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Depositary Receipts Risk

The Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Preferred Stock Risk

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities Risk

Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Securities Lending Risk

To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund’s managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk.

Leverage Risk

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities and the Fund may obtain a short-term working facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5-10% of the value of the Fund. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares issued by the Fund or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Sub-Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund’s average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer. Notwithstanding the forgoing, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Market Disruption and Geo-Political Risk

The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

Anti-Takeover Provisions

The Fund’s Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

Dividend Risk

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend yielding equity securities would be adversely affected.

Temporary Defensive Strategies Risk

When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Adviser and Sub-Advisers are managed under the direction of its Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisers

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Fund’s Board. ING Investment’s principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

The Fund and ING Investments have entered into an Investment Management Agreement that requires ING Investments to provide investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be cancelled by the Board or the Fund’s shareholders upon 60 days’ prior written notice. Under the agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee. For its services including supervising the Sub-Advisers and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.15% of the Fund’s average daily managed assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the managed assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the asset related to those contracts increases, thereby increasing the managed assets of the Fund and increasing the management fee payable to the Adviser.

ING Investments is registered as an investment adviser with the SEC. ING Investments began investment management in 1995, and serves as an investment adviser to registered investment companies as well as structured finance vehicles. As of December 31, 2006, ING Investments had assets under management of approximately $50.1 billion. ING Investments is an indirect wholly-owned subsidiary of ING Capital Corporation, LLC which is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING IM Asia/Pacific will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objectives. ING IM Asia/Pacific is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. ING IM Asia/Pacific, a Hong Kong corporation, is registered with the SEC as an investment adviser. ING IM Asia/Pacific operates as part of IIM and is an affiliate of ING Investments. As of December 31, 2006, ING IM Asia/Pacific, together with other IIM affiliated companies in the Asia Pacific region including Japan, managed approximately $91 billion in assets.

ING IM Asia/Pacific is a non-resident investment adviser with all of its assets located outside of the U.S. Investors will be able to effect service of process on ING IM Asia/Pacific by serving Gerald Lins, General Counsel, ING Investment Management Co., 230 Park Avenue, New York, NY 10169. Investors will be able to enforce, in U.S. courts, judgments against ING IM Asia/Pacific obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in the Hong Kong Special Administrative Region (“HKSAR”) have discretionary power to attach such weight to foreign judgments as they deem fit. No treaty or convention is currently in effect between U.S. courts and courts in the HKSAR for reciprocal recognition and enforcement of judgments.

IIMA will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices or the equity securities of Asia Pacific Companies. IIMA is a Netherlands corporation organized in 1896. IIMA became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named ‘‘ING Investment Management Europe.” ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe are employed by ING Personeel VOF, a subsidiary of ING Groep. ING Investment Management Europe has management expertise in equity, fixed income and asset allocation categories as well as derivatives use. ING Investment Management Europe employs approximately 223 investment professionals and research analysts located in Europe. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is under common control with ING Investments and ING Asia Pacific.

IIMA is a non-resident investment adviser with all or its assets located outside of the U.S. Investors will be able to effect service of process on IIMA by serving Gerald Lins, General Counsel, ING Investment Management Co., 230 Park Avenue, New York, NY 10169. Investors will be able to enforce, in U.S. courts, judgments against IIMA obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in The Netherlands have discretionary power to attach such weight to foreign judgments as they deem fit in the absence of a treaty or an act regarding judgments rendered by foreign courts. No such treaty or act currently exists in regards to judgments rendered by a court in the U.S.

The Sub-Adviser and Option Sub-Adviser are referred to collectively as the “Sub-Advisers”. For their services, ING IM Asia/Pacific and IIMA will each receive a sub-advisory fee equal to 0.50% and 0.15%, respectively, of the Fund’s average daily managed assets from ING Investments. No advisory fee will be paid by the Fund directly to the Sub-Advisers. See ‘‘Management of the Fund.”

ING Investments has also retained ING Investment Management Co. ING Investment Management Co., (“ING IM” or the “Consultant”), a Connecticut corporation that is an indirect, wholly-owned subsidiary of ING Groep N.V., to provide certain consulting services for ING Investments. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Adviser, Sub-Adviser and/or Option Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee of         % from ING Investments. No fee will be paid by the Fund directly to the Consultant.

For more information regarding the Board’s approval of the investment advisory and sub-advisory relationships, please refer to the Fund’s annual shareholder report to be dated February 28, 2008.

Investment Management Team

Set forth below is information regarding the members of the investment team that are primarily responsible for the management of the Fund’s portfolio. The team consists of investment professionals with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund’s portfolio from the inception of the Fund under the leadership of Nicholas Toovey.

Sub-Adviser

Nicholas Toovey.    Mr. Toovey joined ING IM Asia/Pacific as Regional Head of Equity in 2003 and will be primarily responsible for the overall portfolio construction of the Fund. He is responsible for the equity teams in the Asia Pacific region. Prior to his appointment, he was a Managing Director at Merrill Lynch Investment Managers in Singapore from 1997 to 2002, where he held the positions of Chief Investment Officer and then Chief Operating Officer responsible for the Asia Pacific Region. Before that he was a UK Equity Fund Manager with Mercury Asset Management in London. Mr. Toovey obtained his Bachelor of Commerce from the University of Canterbury, New Zealand. He is a Chartered Financial Analyst.

Teik Cheah.    Dr. Cheah is the Regional Head of Quantitative Resources & Investment Risk at ING IM Asia/Pacific and will be primarily responsible for the quantitative analyses and security selection for the Fund’s common stock portfolio. He resides in Hong Kong, and the work of his team involves the management of portfolios and the design of various investment processes and models, asset allocation, security selection, risk analytics and derivatives strategies. The coverage of his work is Asia Pacific and is applied to various retail, institutional and proprietary insurance portfolios. Previously, he was the regional quantitative investment manager of the same company. He joined ING IM Asia/Pacific in 2001. Prior to ING IM Asia/Pacific, he was the manager of proprietary trading in Keppel Securities in Singapore, managing absolute return long/short portfolios, arbitrage, derivatives trading, and structured derivatives for the company’s proprietary capital. His previous industry roles included working as a portfolio manager and also as an investment analyst. His academic qualifications are a Doctor of Philosophy (Curtin University of Technology, Australia), a Bachelor of Commerce (University of Western Australia, Australia), and a Bachelor of Law (University of Western Australia, Australia). He is a Chartered Financial Analyst.

Bratin Sanyal.    Mr. Sanyal joined ING IM Asia/Pacific as Head of Asian Equity Investments in August 2004 and will be primarily responsible for the fundamental analysis and security selection for the Fund’s common stock portfolio. He is responsible for regional equity strategy and management of Asia ex-Japan equity funds. Prior to joining ING IM Asia/Pacific, Mr. Sanyal worked for ING Investment Management in The Hague, from 1998 to 2004. In total he has worked with ING for 12 years in New York, Amsterdam, Luxembourg, Hong Kong and The Hague, and has been directly involved in the management of Asian and Emerging Market Equity portfolios for 10 years. He started his career in 1991 at the World Bank in the Debt Division. Mr. Sanyal received his Master’s degree in Physics from the Indian Institute of Technology, India in 1985. He switched his interest to Financial Economics and obtained a MBA degree from Rutgers University, New Jersey and continued to complete the Doctoral course (ABD) in Finance at the same university.

Barbara Chan.    Dr. Chan joined ING IM Asia/Pacific in Hong Kong as a Quantitative Investment manager in 2006 and will be primarily responsible for the quantitative analysis and security selection for the Fund’s common stock portfolio. She works on the research, development and implementation of quantitative models and strategies that deliver improvements to the performance and investment processes of various investment strategies. Prior to ING IM Asia/Pacific, Dr. Chan was a portfolio manager at ABN AMRO Asset Management (Asia) in the Structured Asset Management department from 2000 to 2006, where she was responsible for managing quantitative model driven equity funds, derivatives portfolios and developing structured and guaranteed products. She holds a PhD in Statistics from the University of Queensland, Australia and a Bachelor of Science (Honours) from the same institute. Dr. Chan is a Chartered Financial Analyst.

Option Sub-Adviser

Bas Peeters.    Mr. Peeters joined IIMA in 1998. Currently, Mr. Peeters is Head of Structured Products and will be responsible for the structure of the Fund’s option strategy. In this capacity he is responsible for the research, marketing and portfolio management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Mr. Peeters obtained a Master’s degree in Theoretical Physics (Cum Laude) from the University of Utrecht, The Netherlands in 1990, where he also studied Mathematics. He obtained his PhD in Theoretical Physics at Stony Brook University, New York in 1995.

Frank van Etten.    Mr. van Etten joined IIMA in 2002 and will be responsible for the structure and implementation of the Fund’s option strategy. Currently, Mr. van Etten is Senior Investment Manager for Structured Products, where he started his career as well. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Mr. van Etten also carries out research in structured products development and option strategies and markets. Mr. van Etten obtained his Master’s degree in Econometrics from Tilburg University, The Netherlands in 2003, specializing in quantitative finance.

Willem van Dommelen.    Mr. van Dommelen joined IIMA in 2002 and will be responsible for the structure and implementation of the Fund’s option strategy. Currently Mr. van Dommelen is a member of the Structured Products department’s Fund Management team. In the capacity of Investment Manager, he is responsible for managing a range of Structured Products and the execution of transactions in the derivatives portfolios. Mr. van Dommelen started his career as Portfolio Manager Institutional Clients, where he was responsible for the client servicing of around 80 institutional Clients of IIMA. Mr. van Dommelen obtained his Master’s degree in Economics from Tilburg University, The Netherlands in 2002, specializing in accountancy and investment theory. He holds a RBA degree (registered investment analyst).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Administrator

The Administrator of the Fund is ING Funds Services, LLC (“ING Funds Services”). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of ING Investments.

Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund’s corporate affairs subject to the supervision of the Board of the Fund. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical personnel who provide certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund’s average daily managed assets. The Administration Agreement may be canceled by the Board of Trustees upon 60 days’ prior written notice.

Control Person

Prior to the public offering of Common Shares, ING Investments will purchase Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. At that time, ING Investments will own 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

Information Regarding Trading of ING’s U.S. Mutual Funds

ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING IM identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4:00 p.m. Central time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website (http://www.sec.gov). Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers union member benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosures described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

DESCRIPTION OF SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Common Shareholders are entitled to share equally in dividends declared by the Board payable to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

Common Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and in such event, the holders of the remaining shares of Common Shares and any preferred shares will not be able to elect any of such Trustees.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Neither Common Shareholders nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

If preferred shares are issued and outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless, at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing the aggregate liquidation value of the outstanding preferred shares.

Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Fund’s Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into one or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.

Any decision to offer preferred shares is subject to market conditions and to the management’s continuing belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to be consistent with the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board in consultation with ING Investments (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes a preferred shares offering.

Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to elect at least two trustees at all times and elect a majority of the trustees at any time when dividends on such class of securities are unpaid for two full years. In each case, Common Shareholders voting separately as a class will elect the remaining trustees.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a nationally recognized rating agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such rating agency would be more or less restrictive than as described in this prospectus.

Borrowings

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. The Fund may obtain a short-term working capital facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5-10% of the value of the Fund.

In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/ program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Effects of Possible Future Leverage

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser and/or Sub-Advisers, in their best judgment, may nevertheless determine to maintain the Fund’s leveraged position if they deem such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition, the fee paid to the Adviser and each Sub-Adviser will be calculated on the basis of the Fund’s average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

NET ASSET VALUE

Net Asset Value

The NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund’s assets (including interest accrued but not collected) less all liabilities (including accrued expenses and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

Valuation of the Fund’s Assets

The assets in the Fund’s portfolio are valued in accordance with the Fund’s Valuation Procedures adopted by the Board. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board.

The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration may be given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund’s valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange not to represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the applicable foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of common shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DISTRIBUTIONS

Initial Distribution

The Fund’s initial distribution is expected to be declared approximately 60 days after the completion of the Offering, and paid approximately 30 days later, depending upon market conditions. Thereafter distributions are expected to be declared quarterly each March, June, September and December, depending on market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or Common Shares purchased in the open market through the Fund’s Dividend Reinvestment Plan.

Level Rate Distribution Policy

Commencing with the Fund’s first distribution, the Fund intends to implement a level dividend strategy and make regular quarterly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund’s distribution rate will be based on past and projected:

•	dividends received on the equity securities or other securities held by the fund and interest on any interest bearing investments of the Fund;

•	capital gains from net option premiums (call option premium received less the cost of close-out or settlement); and

•	capital gains (realized or unrealized) on the equity securities held in the Fund’s portfolio.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected Fund performance. The distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. As a result, all or a portion of a distribution may be a return of capital. The Fund’s Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund’s annual distributions will likely differ from annual net investment income and may in some annual periods include a return of capital. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gains (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed. To the extent that the Fund’s net investment income for any year is less than the total quarterly distributions paid during the year, a portion of such distributions will constitute a return of capital and shareholders will be notified of such after the end of the relevant year.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. The Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund’s taxable year. In such a case, Common Shareholders must include their allocable share of such designated amount in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

There can be no assurance as to what portion of the distributions paid to the Fund’s shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2010, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. The Fund’s investment objective will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However the ultimate tax characterization of the Fund’s distributions made in a calendar year cannot finally be determined until the end of that calendar year. For example, the Fund may distribute income early in the calendar year that is taxable at short-term capital gains rates, but incur net short-term capital losses later in the year, thereby offsetting the income taxable at short-term capital gains rates for which distributions have already been made by the Fund. See “Tax Matters.”

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.

Managed Distribution Policy

If granted, the Fund intends to rely on an exemptive application filed with the SEC seeking an order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the request for such exemptive relief.

Under a managed distribution policy, the Fund would distribute to shareholders a fixed monthly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and result in a return of capital.

The Fund’s final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the “Excess”), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would constitute a return of principal, and first reduce the adjusted tax basis in the shares, and after such adjusted tax basis was reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributes the Excess, such distribution would decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

There can be no assurance, the staff will process such application by the Fund or grant such relief to the Fund or, if granted, that the Trustees will determine to implement a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

The Board of the Fund reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional newly issued but authorized Common Shares from the Fund (“Newly Issued Common Shares”), or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent. The affiliated broker will receive brokerage commissions for effecting Plan transactions.

If, on the payment date for any Dividend, the closing market price per Common Share (“Market Price”) plus estimated brokerage commissions is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the Market Price on the payment date, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the Market Price plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have 30 days to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

If the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the 30th day following the payment date for that Dividend provided that, if the NAV is less than or equal to 95% of the then current Market Price, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share charge on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Plan Agent at (800) 524-4458.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust, as may be amended, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. The Declaration of Trust also limits the ability of shareholders to call meetings of the shareholders.

In addition, the Declaration of Trust requires the favorable vote or consent of the holders of not less than 75% of each class and series of shares outstanding and entitled to vote (with each class and series separately voting thereon or consenting thereto as a separate class and series), to approve certain transactions with 5%-or-greater holders of a class of shares and their associates. These provisions are not applicable to any such transaction if the Trustees by resolution have approved such transaction or to any such transaction with any corporation of which a majority of the outstanding shares of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment program; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold, leased or exchanged in the ordinary course of business); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period, or assets sold, leased or exchanged in the ordinary course of business).

The provisions with respect to the Board and the 75% voting requirements described above, are greater than the minimum requirements under Delaware law or the 1940 Act. This description of the provisions is qualified in its entirety by reference to the Declaration of Trust. The Declaration of Trust is on file with the SEC and contains the full text of these provisions.

Derivative Claims

The Declaration of Trust provides that shareholders (other than Principal Shareholders) do not have the right to bring or maintain any court action, proceeding or claim on behalf of the Fund or any series or class of shares (a “Derivative Claim”). Furthermore, shareholders may not bring or maintain a Derivative Claim unless (1) the Trustees have determined not to bring or maintain such action after a request from the shareholder, or (2) a request by the shareholder is not likely to succeed under circumstances provided in the Declaration of Trust. Subject to the Delaware Statutory Trust Act, as amended, if a shareholder claims that an effort to cause the Trustees to bring the claim is not likely to succeed, the shareholder must make a specific showing that irreparable non-monetary injury to the Fund or series or class would otherwise result.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV, although it is also possible that they may trade at a premium above NAV. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Because of the possibility and the recognition that any discount to the NAV may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any discount in the market value of the Fund’s shares to its NAV, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires (1) approval of both a majority of the Fund’s outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting separately and (2) either (a) either approval by a majority of the Trustees followed by approval by not less than seventy five percent (75%) of shares of each class or series outstanding, voting separately, or (b) unanimous approval by the Trustees, followed by approval by a majority of outstanding shares. Such approval is in addition to any vote or consent of the shareholders otherwise required by law, or any agreement between the Trust and any national exchange.

Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which would eliminate a leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund’s inability to redeem the preferred shares.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

REPURCHASE OF COMMON SHARES

Although there are no current plans to do so, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

Share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares; however, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and the principal market on which the Common Shares are traded.

TAX MATTERS

Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a “capital asset.” Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to generally avoid paying federal income or excise tax. To the extent that it satisfies the requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxes on Distributions

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution will generally be taxable as either ordinary income or long-term capital gain, whether paid in cash or reinvested in additional Common Shares. Dividends paid to you out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, any interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, except as described below with respect to “qualified dividend income.” Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”) reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. The Tax Act also reduced to 15% the maximum tax rate on “qualified dividend income.” These rate reductions do not apply to corporate taxpayers. To be eligible for the reduced rate on qualified dividends, a shareholder must satisfy certain holding period (generally more than 60 days with respect to each distribution) and other requirements. In the case of a RIC, such as the Fund, the amount of dividends paid by the Fund that may be eligible for the reduced rate may not exceed the amount of aggregate qualified dividends received by the Fund. For this purpose, qualified dividends means dividends received by the Fund from U.S. corporations and certain “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

The Fund may also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund’s distributions will qualify for the reduced rates on qualified dividends. The Fund does not expect that a significant portion of the Fund’s distributions will qualify for the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains generally would be taxed as ordinary income. Further, certain of the Fund’s option writing strategies and securities lending activities could reduce the amount of the Fund’s distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to: (i) the fair market value of any new Common Shares issued to the Common Shareholder by the Fund, and (ii) if Common Shares are trading below NAV, the cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount.

In light of the Fund’s plans regarding its initial distribution and its plan to adopt either a level rate distribution plan or a managed distribution policy, you may receive a so-called “return of capital” distribution. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about an investment through a tax-deferred account.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

The Fund’s distributions are taxable when they are paid, except that distributions declared in October, November or December and paid in the following January are taxable as if paid on December 31. Any non U.S shareholders will generally be subject to withholding of U.S. tax at the rate of 30% (or a lower treaty rate if applicable) on the Fund’s ordinary distributions, including any amounts that would otherwise qualify for reduced rates on qualified dividends.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Tax Aspects of Sales of Fund Shares

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

Taxation of Fund Investments

Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund’s investments will affect the timing and tax character of the Fund’s distributions.

Certain of the Fund’s investments (including transactions in options) are subject to special and complex federal income tax provisions that may, among other things; (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash; and (vii) produce income that may not qualify as good income for purposes of satisfying the Fund’s qualification as a RIC. The Fund will monitor its transactions and may make certain tax elections that may mitigate the effect of these provisions.

In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is generally governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close-out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put option or call option on stock that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased stock and, in the case of a put option, reduces the amount realized on the underlying stock in determining gain or loss.

In the case of Fund transactions in so-called “Section 1256 Contracts,” such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. In addition, the Fund generally will be required to “mark-to-market” (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark-to-market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts and certain other financial contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are “qualified covered call options” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. With respect to straddles, certain elections may be available to the Fund that would result in different tax treatment than that described above.

The Fund’s income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at its year end consist of securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or net credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. See the SAI for additional requirements to obtain such credits.

Backup Withholding

The Fund may be required to withhold federal income tax from all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. As modified by the Tax Act, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in an underwriting agreement dated the date of this prospectus (the “Underwriting Agreement”), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Robert W. Baird & Co. Incorporated
Banc of America Securities LLC
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
H&R Block Financial Advisors, Inc.
HSBC Securities (USA) Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Wells Fargo Securities, LLC

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not to exceed $             per Common Share. The sales load the Fund will pay of $1.125 per share is equal to 4.50% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not to exceed $             per Common Share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before             , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to              additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and ING Investments have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, ING Investments and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this Offering. The Common Shares have been authorized for listing on the NYSE, subject to official notice of issuance, under the ticker symbol “IAE.”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares:

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The Fund has agreed to pay the Underwriters $0.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering in the amount of $             or     % of the total public offering price of the Common Shares sold in this offering. ING Investments has agreed to pay from its own assets all organizational expenses of the Fund. ING Investments has also agreed to pay all offering costs (other than sales load, but inclusive of such $0.005 reimbursement of Underwriter expenses) that exceed $0.05 per Common Share. ING Investments (and not the Fund) has also agreed to pay a commission to certain registered personnel of its broker-dealer affiliate, and the Sub-Advisers’ broker-dealer affiliate, ING Funds Distributor, LLC, who participate in the marketing of the Fund’s Common Shares. These fees, in the aggregate will not exceed             % of the total initial price to the public of the Common Shares sold by the Underwriters located in offices or geographical regions for which these registered personnel are responsible for providing information regarding the Fund and the offering of the Common Shares. The Fund may reimburse ING Investments for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the other offering expenses of the Fund do not equal or exceed the $0.05 per Common Share the Fund has agreed to pay for the offering expenses of the Fund.

ING Investments (and not the Fund) has agreed to pay to Citigroup Global Markets Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of             . The structuring fee paid to Citigroup Global Markets Inc. will not exceed             % of the total public offering price of the Common Shares sold in this offering.

ING Investments (and not the Fund) has also agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) a fee for advice relating to the design and the organization of the Fund in an amount equal to $            , which is 1.25% of the total price to the public of the Common Shares sold by Merrill Lynch in the offering. This fee is payable within thirty (30) days following the initial issuance of the Common Shares (and any issuance pursuant to the underwriters’ over-allotment option), or as otherwise agreed to by ING Investments and Merrill Lynch. The advice and services to be provided by Merrill Lynch may include, but are not limited to: (i) advice regarding the structure of the offering; (ii) developing and clarifying the investment parameters of the Fund; (iii) advice and feedback relating to market conditions and investor needs; (iv) providing relevant information, studies or reports regarding general trends in the closed-end investment company industry; and (v) discussions with and providing advice to management regarding market dynamics. The total amount of these additional payments to Merrill Lynch for these services will not exceed             % of the total price to the public of the Common Shares sold in this offering.

ING Investments (and not the Fund) has agreed to pay to A.G. Edwards & Sons, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $            . The

structuring fee paid to A.G. Edwards & Sons, Inc. will not exceed             % of the total public offering price of the Common Shares sold in this offering.

The total amount of the Underwriter compensation payments described above and the partial reimbursement of expenses to the Underwriters will not exceed 4.5% of the total public offering price of the shares offered hereby.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees or sales incentive fees and all forms of additional payments to the Underwriters and the amounts paid by the Fund to reimburse certain Underwriters and certain other expenses, is equal to         % of the total public offering price of the Common Shares sold in this offering.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transaction in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering certain Underwriters may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for ING Investments and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for ING Investments in the ordinary course of business.

A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund, ING Investments, ING IM Asia/Pacific and IIMA have each agreed to indemnify the Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Prior to the public offering of the Common Shares, ING Investments will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Financial Network Investment Corporation (“FNIC”), ING Financial Partners, Inc. (“IFP”) and Multi-Financial Securities Corporation (“MFSC”) may be members of the selling group in the Offering. FNIC, IFP and MFSC are all registered broker-dealers and are members of the National Association of Securities Dealers, Inc. Additionally, FNIC, IFP and MFSC are all affiliated with ING Investments and IFD.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, 250 Vesey Street, New York, New York 10171. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Avenue, St. Louis, Missouri 63103.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a website (http://www.sec.gov) containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s Common Shares have been authorized for listing on the NYSE, subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC free of charge through the SEC’s website (http://www.sec.gov). You may also copy and review the Registration Statement at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room can be obtained by calling the SEC at 1-202-551-8090. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Sutherland Asbill & Brennan LLP and for the Underwriters by Simpson Thacher & Bartlett LLP. Sutherland Asbill & Brennan LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

Independent Registered Public Accounting Firm

The financial statements of the Fund have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report filed as an exhibit to the SAI, and are included in reliance upon their report given upon KPMG LLP’s authority as experts in accounting and auditing. The address of KPMG LLP is 99 High Street, Boston, Massachusetts 02110.

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

The custodian, transfer agent, dividend disbursing agent and registrar for the Fund is The Bank of New York, whose principal address is 101 Barclay Street (11E), New York, New York 10286.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For information about the privacy policy of ING Investments and IFD, see “ING’s Privacy Promise” on the Fund’s website (www.ingfunds.com). For information about the privacy policy of the Sub-Advisers, see “Privacy Policy” on ING Investment Management’s website (www.ingim.com).

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

                     Shares

ING Asia Pacific High Dividend Equity Income Fund

Common Shares

$25.00 per Share

PROSPECTUS

            , 2007

Citigroup

Merrill Lynch & Co.

A.G. Edwards

Robert W. Baird & Co.

Banc of America Securities LLC

Crowell, Weedon & Co.

Ferris, Baker Watts

Incorporated

H&R Block Financial Advisors, Inc.

HSBC

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomery Scott LLC

Oppenheimer & Co.

RBC Capital Markets

Wells Fargo Securities

PRPRO-IAEPRE

The Information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 26, 2007

STATEMENT OF ADDITIONAL INFORMATION

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

                    , 2007

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

This Statement of Additional Information (“SAI”) relates to the ING Asia Pacific High Dividend Equity Income Fund (the “Fund”). The Fund is a newly organized, non-diversified, closed-end management investment company.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND DATED                     , 2007 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND’S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (HTTP://WWW.SEC.GOV).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

HISTORY OF THE FUND

The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a non-diversified closed-end management investment company. The Fund was organized on January 8, 2007.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific” or the “Sub-Adviser”), the sub-adviser to the Fund, and/or ING Investment Management Advisors B.V. (“IIMA” or the “Option Sub-Adviser”), the option sub-adviser, (together with ING IM Asia/Pacific, the “Sub-Advisers”) will use the following techniques only to the extent it believes that doing so will help to achieve the Fund’s investment objective. The fact that the Fund may use a technique does not mean that the technique will actually be used.

EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in a portfolio of equity securities of Asia Pacific Companies with sustainable high dividend yields and/or derivatives linked to such companies. The Fund seeks to invest primarily in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded principally on Asia Pacific exchange, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its managed assets invested in preferred stocks, if any, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as Standard & Poor’s, Fitch Ratings or Moody’s Investors Services or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a preferred stock is purchased, and the Fund is not required to dispose of a preferred stock in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

EMERGING MARKET ISSUERS. The risks of foreign (non-U.S.) investments described in the Prospectus apply to an even greater extent to investments in countries with emerging markets. The securities markets of countries with emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in countries with emerging markets, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many countries with emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Economies in countries with emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In

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addition, custodial services and other costs relating to investment in foreign markets may be more expensive in countries with emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of countries with emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in countries with emerging markets.

INVESTMENTS IN CHINA. The Fund may hold securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The Chinese government has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the Fund may also invest in Hong Kong-listed H shares, Hong Kong-listed Red Chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

In addition to the risks of investing in China and Hong Kong discussed in the Prospectus, investors should know that China’s securities markets have less regulation, and are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

INVESTMENTS IN TAIWAN. Taiwan’s growth has to a significant degree been export-driven. While the percentage of Taiwan’s exports purchased by the United States has been declining recently, the United States remains a key export market. Accordingly, Taiwan is affected by changes in the economies of the United States and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan’s crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to the protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive, but unskilled labor is in increasingly short supply. Recognizing the demands of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

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INVESTMENTS IN INDIA. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”), published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Fund may, however, obtain exposure to securities of issuers in India through investments in derivatives or other instruments where registration by the Fund as an FII is not required. If the Fund becomes a registered FII, it must still seek renewal of this status every five years, for which there can be no guarantee that regulatory approval will be forthcoming. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one Indian company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for sub-accounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act of 1999 and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

INVESTMENTS IN KOREA. The Korean government has historically imposed significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be adversely affected by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

Investments by the Fund in the securities of Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in Korea, and by changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the Korean securities held by the Fund. Political instability and/or military conflict involving North Korea may adversely affect the value of the Fund’s assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information

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about a Korean company than about a domestic company. Brokers in Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political, or economic stress. Additionally, Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in Korea.

In the latter part of 1997, Korea experienced a national financial crisis requiring intervention by the International Monetary Fund (“IMF”) and a large infusion of foreign capital. The financial crisis led to a recessionary environment, which had serious consequences for unemployment and domestic business activity. The government has initiated, in conjunction with the IMF, wide ranging reform activities. The full impact on corporate Korea cannot be predicted, but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected.

The Fund does not intend to engage in activities that it believes would create a permanent establishment in Korea within the meaning of the Korea-U.S. Tax Treaty. Therefore, the Fund generally will not be subject to any Korean income taxes other than Korean withholding taxes. Exemption or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to the Fund, significant additional withholding or other taxes could apply, reducing the NAV of the Fund.

INVESTMENTS IN INDONESIA. Indonesia faces many economic development problems, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and the stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term growth of the economy.

INVESTMENTS IN PHILIPPINES. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization. Credit rating agencies are increasingly concerned about the Philippines’ ability to sustain its debt.

INVESTMENTS IN JAPAN. The decline in the Japanese securities markets, which began in 1989, has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the United States.

Japan is largely dependent on foreign economies for raw materials. International trade is important to Japan’s economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly-visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing there from, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, which is a large trade partner.

INVESTMENTS IN HONG KONG. Investing in Hong Kong may be adversely affected by its political and economic relationship with China. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time,

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Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. In accordance with the Basic Law, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. If, however, China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may also be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

INVESTMENTS IN MALAYSIA. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

INVESTMENTS IN THAILAND. In recent years, Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. Furthermore, the Thai authorities recently announced restrictions on foreign ownership of Thai assets. This, together with a prompt announcement that they would review such restrictions, has created additional investor uncertainty. The impact of the coup and military rule on investments in Thai securities is uncertain.

INVESTMENTS IN AUSTRALIA AND NEW ZEALAND. The Australian and New Zealand economies are dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and Japan are large trade and investment partners with both countries, which may make their markets sensitive to economic events in the United States and Japan.

INVESTMENTS IN SINGAPORE. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

INVESTMENTS IN PAKISTAN. Pakistan has experienced abrupt changes in government and has experienced political instability. For example, recent assassination attempts against certain political leaders underscore the relatively volatile political atmosphere in the country. Political instability may also result from events in some regions of the country such as ongoing insurgencies in the western provinces or Pakistan’s long running dispute with India over the region of Kashmir, either of which could destabilize the internal political situation in Pakistan. There can be no assurance that the economic environment or the business climate would not be negatively affected in the event of increased political instability.

As a developing country, Pakistan’s economy is especially susceptible to economic instability, including with respect to fluctuations in inflation, consumer prices, employment levels, GDP and interest and foreign exchange rates. There can be no assurance that Pakistan will not experience economic instability, such as increased inflation or changes in government economic policy.

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DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold for hedging, risk management and investment purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on common stocks and other securities, instruments based upon equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, or floors. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

OTC derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are generally illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), limit the Fund’s use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, “basket” of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the OTC market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with

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ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a “Section 1256 contract” under the Code, the contract will generally be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Advisers determine that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

SHORT SALES. Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). The Fund may make a short sales “against the box.”

If the Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser or a Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a

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segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements.

SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade (rated BBB- or higher by S&P, Baa3 or higher by Moody’s). All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked-to-market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer-term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

WARRANTS. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants (“Index Warrants”) are instruments whose values vary depending on the change in the value of one or more specified securities indices. Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying

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index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were to not exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another – for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

9

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company under the Code.

OTHER INVESTMENT COMPANIES. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses. Exchange-traded funds (“ETFs”) are investment companies whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs of ETFs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs’ underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETFs’ fees and expenses.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk. See “Risks—U.S. Government Securities and Obligations Risk.”

DEBT SECURITIES. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. This is known as interest rate risk. In addition, debt securities, such as bonds, involve credit risk. Credit risk is the risk that the Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

CALL RISK. During periods of falling interest rates, a bond issuer may “call,” or repay, its high yielding bond before the bond maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

TEMPORARY INVESTMENTS. The Fund may temporarily invest to a significant degree in cash, cash equivalents or investment grade debt securities including U.S. government securities. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

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FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

1. issue any senior security, except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”).

2. purchase a security, if as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

3. purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4. make loans to other persons, except by (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities.

5. borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

6. underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment.

7. purchase or sell commodities or commodity contracts for the purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

8. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.

The Fund has also adopted the following non-fundamental investment policies which may be changed by the Board without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund will normally invest at least 80% of its managed assets in dividend producing equity securities of Asia Pacific Companies and/or derivatives linked to equity securities of Asia Pacific Companies. The Fund will provide its shareholders with at least 60 days’ prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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MANAGEMENT OF THE FUND

TRUSTEES

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Set forth in the table below is information about each Trustee of the Fund.

Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee – Class III	January 2007 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 – November 2005).	175	None

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee – Class III	January 2007 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	175	Wisconsin Energy (June 2006 – Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee – Class I	January 2007 – Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 – Present).	175	MidAmerica Financial Corporation (December 2002 – Present).

R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee – Class II	January 2007 – Present	President, College of New Jersey (January 1999 – Present).	175	None

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee – Class I	January 2007 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	175	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

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Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Jock Patton 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee – Class II	January 2007 – Present	Private Investor (June 1997 – Present).	175	JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee – Class III	January 2007 – Present	Consultant (May 2001 – Present).	175	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee – Class II	January 2007 – Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 – Present).	175	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee – Class I	January 2007 – Present	President, Springwell Corporation (March 1989 – Present).	175	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).

13

Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee

Trustees who are “Interested Persons”

Shaun P. Mathews(3)(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee – Class I	January 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present), ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).	5	Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

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Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
John G. Turner(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee – Class II	January 2007 – Present	Retired.	175	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)

Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed. The term of office of Class I Trustees shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof in 2008. The term of office of Class II Trustees shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof in 2009. The term of office of Class III Trustees shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof in 2010. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: the Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Mathews and Turner are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC.

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Officers

Information about the Fund’s officers is set forth in the table below:

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	January 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present), ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 56	Executive Vice President	January 2007 -Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments

(August 2000 – January 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2007 -Present	Executive Vice President, ING Investments, LLC(2) (December 2001 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 – December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 – March 2005); and Senior Vice President, ING Investments, LLC(2) (June 1998 – December 2001).

16

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President and Chief Compliance Officer	January 2007 -Present	Chief Compliance Officer of the ING Funds (November 2004 – Present) and ING Investments, LLC(2), and Directed Services, Inc. (March 2006 – Present) and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Chief Compliance Officer ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 – May 2001).

Robert S. Naka 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President, Chief Operating Officer and Assistant Secretary	January 2007 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President, ING Investments, LLC(2) (August 1999 – March 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	January 2007 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments,

LLC(2) (March 2001 – September 2002).

17

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2007 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	January 2007 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 – Present) and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	January 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 – May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present); and ING Investments, LLC[2] (August 1997 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	January 2007 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 – Present); and Vice President (February 1996 – Present) and Director of Compliance, ING Investments, LLC(2) (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 – October 2004).

18

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2007 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

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Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	January 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	January 2007 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board of Trustees of the Fund (the “Board”) governs the Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

FREQUENCY OF MEETINGS

The Board expects to regularly meet eight (8) times a year. The Audit and Valuation, Proxy and Brokerage Committees also expect to meet regularly four (4) times per year, the Investment Review Committee expects to meet six (6) times a year, the Contracts Committee expects to meet seven (7) times per year and the remaining Committees, as described below, may meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two Independent Trustees and one Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund. The following Trustees serve as members of the Executive Committee: Messrs. Patton, Turner and Vincent. Mr. Patton serves as Chairperson of the Committee.

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The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five Trustees all of whom are considered independent under the rules promulgated by the NYSE and, in addition, are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act: Messrs. Earley, Kenny, Putnam, Vincent and Ms. Pressler. Mr. Earley serves as Chairperson of the Audit Committee.

The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s usage of the Fund’s brokerage and adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of four Independent Trustees: Ms. Chadwick, Dr. Gitenstein and Messrs. Boyer and Patton. Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustees vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self-evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee consists of four Independent Trustees: Dr. Gitenstein, Messrs. Kenny, Patton, and Vincent. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee.

The Board has established an Investment Review Committee to, among others things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Investment Review Committee for the Domestic Equity Funds currently consists of five Independent Trustees and one Trustee who is an “interested person,” as defined in the 1940 Act: Messrs. Vincent, Earley, Patton, Putnam and Turner and Ms. Chadwick. Mr. Vincent serves as Chairperson of the Investment Review Committee

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for the Domestic Equity Fund. The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four Independent Trustees: Messrs. Boyer and Kenny, Dr. Gitenstein and Ms. Pressler. Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five Independent Trustees: Messrs. Kenny, Boyer, Earley, Patton and Putnam. Mr. Kenny serves as Chairperson of the Compliance Committee.

The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of six Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Kenny, Patton and Vincent. Ms. Chadwick serves as Chairperson of the Contracts Committee.

As the Fund is a closed-end investment company with no prior investment operations as of the date of this SAI, no meetings of the above committees have been held in the current fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

In order to further align the interests of the Independent Trustees with the Fund’s shareholders, it is the policy of the Board that Independent Trustees should at all times own, beneficially, shares of one or more of the ING Funds for which such Independent Trustee serves as a Trustee. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. New Trustees shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this policy.

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Set forth below is the dollar range of equity securities owned by each Independent Trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John V. Boyer	N/A	N/A
Patricia W. Chadwick	N/A	over $100,000
J. Michael Earley	N/A	$50,001–$100,000
R. Barbara Gitenstein	N/A	$50,001–$100,000
Patrick W. Kenny	N/A	$10,001–$50,000 and $50,001–$100,000(2)
Jock Patton	N/A	over $100,000
Sheryl K. Pressler	N/A	$50,001–$100,000(2)
David W. C. Putnam	N/A	over $100,000
Roger B. Vincent	N/A	over $100,000 and $50,001–$100,000(2)

(1)	The Fund had not commenced operations as of December 31, 2006. The Trustees do not own shares in the Trust as the Trust has no operating history.
(2)	Held in a deferred compensation account.

TRUSTEES WHO ARE “INTERESTED PERSONS”

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Shaun P. Mathews	N/A	$10,001–$50,000 and over $100,000(2)
John G. Turner	N/A	over $100,000

(1)	The Fund had not commenced operations as of December 31, 2006. The Trustees do not own shares in the Trust as the Trust has no operating history.
(2)	Held in a deferred compensation and/or a 401(k) account.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Fund’s Adviser, Sub-Advisers or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2006.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
R. Barbara Gitenstein	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Jock Patton	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
David W. C. Putnam	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

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COMPENSATION OF TRUSTEES

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

Each Fund in the ING Complex of Funds, including the Fund, pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mr. Patton, as Chairperson, receives an additional annual retainer of $30,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation, Proxy and Brokerage Committee and Compliance Committee Chairpersons; (v) an additional retainer of $10,000 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active. The compensation per quarter to the Chairperson of the Nominating and Governance Committee is $2,500, which, if the Committee has been active for all four quarters, will result in the Chairperson receiving the full annual retainer of $10,000.); (vi) $7,000 for each in-person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust’s average net assets as a percentage of the average net assets of all the Funds managed by the Adviser and its affiliates for which the Trustees serve in common as Trustees.

The following table sets forth estimated information that the Fund expects to pay Trustees for the fiscal year ending February 29, 2008 and the aggregate compensation paid by the ING Complex of Funds for the fiscal year ended February 28, 2007. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser or Sub-Advisers.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
John V. Boyer, Trustee	$708	N/A	N/A	$200,000
Patricia W. Chadwick, Trustee	$524	N/A	N/A	148,000
J. Michael Earley, Trustee	$560	N/A	N/A	158,000
R. Barbara Gitenstein, Trustee	$524	N/A	N/A	148,000
Patrick W. Kenny, Trustee	$476	N/A	N/A	134,250
Shaun P. Mathews, Trustee(4)	N/A	N/A	N/A	N/A
Jock Patton, Trustee	$726	N/A	N/A	205,000
Sheryl K. Pressler, Trustee	$409	N/A	N/A	115,550
David W.C. Putnam, Trustee	$496	N/A	N/A	140,000
John G. Turner, Trustee(4)	N/A	N/A	N/A	N/A
Roger Vincent, Trustee	$558	N/A	N/A	157,500

(1)

The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ending February 28, 2007. The compensation presented in the table is estimated for the fiscal year ending February 29, 2008.

(2)

The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(3)	Represents compensation from 174 funds (total in complex as of February 28, 2007).
(4)

“Interested person,” as defined in the 1940 Act, of the Fund because of the affiliation with ING Groep, N.V., the parent corporation of the Adviser, the Sub-Advisers and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the ING Funds.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Prior to the public offering of Common Shares, ING Investments, LLC (“ING Investments”) purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. ING Investments owns 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

INVESTMENT ADVISORY AND OTHER SERVICES

ING Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund’s portfolio, subject to delegation of certain responsibilities to the Sub-Advisers. ING Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. (NYSE: ING) (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments serves pursuant to an investment management agreement between ING Investments and the Fund (“Investment Management Agreement”). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund, including supervision of the sub-advisers. Pursuant to separate sub-advisory agreements, ING Investments has delegated certain management responsibilities to ING IM Asia/Pacific and IIMA (“Sub-Adviser Agreements”).

The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Adviser Agreements.

Pursuant to the Sub-Adviser Agreement between ING Investments and ING IM Asia/Pacific, ING IM Asia/Pacific serves as the Sub-Adviser to the Fund. In this capacity, ING IM Asia/Pacific, subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund’s investments, including its investments in high dividend yielding common stocks and the Fund’s options strategy, consistent with the Fund’s investment objectives, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.

Pursuant to the Sub-Adviser Agreement between ING Investments and IIMA, IIMA serves as the Fund’s option sub-adviser. In this capacity, IIMA, subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices and/or the equity securities of Asia Pacific Companies, consistent with the Fund’s investment objectives.

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After an initial term of two years, the Investment Management Agreement and the Sub-Adviser Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement and the Sub-Adviser Agreements are each terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Adviser Agreements each provide for automatic termination in the event of their “assignment” (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board, will among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Fund’s investment objectives, strategies and restrictions.

ING Investments has also retained ING Investment Management Co. ING Investment Management Co., (“ING IM” or the “Consultant”), a Connecticut corporation that is an indirect, wholly-owned subsidiary of ING Groep N.V., to provide certain consulting services for ING Investments. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Adviser, Sub-Adviser and/or Option Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee of         % from ING Investments. No fee will be paid by the Fund directly to the Consultant.

INVESTMENT ADVISORY FEES

ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of each Sub-Adviser. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to 1.15% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“managed assets”). Managed assets include assets acquired through the Fund’s use of leverage, if any.

As compensation to each Sub-Adviser for its services to the Fund, ING Investments pays each Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily managed assets managed during the month:

SUB-ADVISER	ANNUAL SUB-ADVISORY FEE
ING IM Asia/Pacific	0.50% of the Fund’s average daily managed assets
IIMA	0.15% of the Fund’s average daily managed assets

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OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Advisers as of December 31, 2006.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
ING IM Asia/Pacific
Nicholas Toovey	0	0	0	0	0	0
Teik Cheah	0	0	1	27	0	0
Bratin Sanyal	0	0	1	480	0	0
Barbara Chan	0	0	0	0	0	0
IIMA
Bas Peeters	0	0	20	5.17	0	0
Frank van Etten	0	0	20	5.17	0	0
Willem van Dommelen	0	0	20	5.17	0	0

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM Asia/Pacific and IIMA have each adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

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COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

ING IM Asia/Pacific

Compensation for portfolio managers employed by ING IM Asia/Pacific generally consists of (a) fixed base salary; (b) bonus which is based on ING IM Asia/Pacific’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (as described below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM Asia/Pacific’s parent company, ING Groep.

Portfolio managers are eligible to participation in an annual incentive plan. The overall design of the ING IM Asia/Pacific’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. Relevant peer groups include Morningstar Pacific/Asia-Ex Japan Stock funds and Lipper category China Region funds.

The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

IIMA

Compensation for portfolio managers employed by IIMA consists of (a) fixed base salary; (b) bonus which is based on IIMA’s performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (as described below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of the IIMA’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the IIMA annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and manager relative performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one year period. The overall IIMA scorecards are calculated based on an asset-weighted aggregation of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% of the weight attributable to the overall IIMA performance and 75% attributable to their specific team results. For the specific team results, one-third is based on qualitative evaluation, and two-thirds based on quantitative results (i.e., relative performance).

The portfolio managers participate in ING’s Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

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Portfolio Manager	Dollar Range of Fund Shares Owned
ING IM Asia/Pacific
Nicholas Toovey	None
Teik Cheah	None
Bratin Sanyal	None
Barbara Chan	None
IIMA
Bas Peeters	None
Frank van Etten	None
Willem van Dommelen	None

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database, available on the SEC’s website (www.sec.gov).

ADMINISTRATION

ING Funds Services, LLC (“ING Funds Services” or the “Administrator”) serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund’s business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund’s compliance with applicable legal requirements and with the investment policies and restrictions of the Fund, and provides office space for the Fund. ING Funds Services also serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Administrator is an affiliate of the Adviser and the Sub-Advisers. ING Funds Services receives an annual administration fee equal to 0.10% of the Fund’s average daily managed assets.

The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Fund.

OTHER EXPENSES

Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and

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dividend disbursing agents, accounting agents and custodians; the expense of obtaining quotations for calculating the Fund’s net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale or repurchase of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of the Adviser or the Sub-Advisers, or their affiliates, and the fees and expenses of counsel, accountants, or consultants engaged by such Trustees; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. Each Sub-Adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

The Codes of Ethics may be viewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

PORTFOLIO TRANSACTIONS

As of the date of this SAI, the Fund had not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

The Investment Management Agreement or the Sub-Adviser Agreements authorizes ING Investments, ING IM Asia/Pacific or IIMA to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement or the Sub-Adviser Agreements, ING Investments, ING IM Asia/Pacific or IIMA determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker,” unless in the opinion of Adviser or the Sub-Advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments, ING IM Asia/Pacific or IIMA are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of

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the firm involved, the firm’s risk in positioning a block of securities and other factors. The Adviser or Sub-Advisers may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and the Adviser or Sub-Advisers.

In selecting a broker-dealer, ING Investments, ING IM Asia/Pacific or IIMA will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or the Sub-Advisers may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Advisers makes a good faith determination that the commission paid by the Fund to the broker-dealer is reasonable in light of the research and other products or services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), ING Investments, ING IM Asia/Pacific or IIMA may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to ING Investments, ING IM Asia/Pacific or IIMA commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases, credit rating services, brokerage analysts earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Consistent with this practice, the Adviser or Sub-Advisers may receive research services from broker-dealers with which the Adviser or Sub-Advisers places the Fund’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Advisers does not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Advisers is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Advisers in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Advisers will necessarily be useful and of value in managing the particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Advisers for the execution of securities transactions for the Fund. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Advisers to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with ING Groep or the Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”).

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund may hold. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread

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between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Advisers. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments, ING IM Asia/Pacific or IIMA is considered at or about the same time, transactions in such securities will be allocated among the Fund’s and ING Investments’, ING IM Asia/Pacific’s or IIMA’s other clients in a manner deemed fair and reasonable by the Adviser or Sub-Advisers. ING Investments has adopted policies and procedures designed to allocate trades to all participating client accounts in a fair and equitable manner. Trades will generally be allocated pro rata among the participating client accounts based on the size of each account’s original order. ING Investments may allocate on a basis other than pro rata if, under the circumstances, such other method of allocation is reasonable and does not result in improper or undisclosed advantage or disadvantage to other managed accounts. The various allocation methods used by ING Investments, ING IM Asia/Pacific or IIMA, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While ING Investments, ING IM Asia/Pacific and IIMA generally seek reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the net asset value (“NAV”) of the Fund’s shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund will not be priced on these days.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in

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60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more

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securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents each day NAV is calculated using the foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded OTC will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DIVIDEND REINVESTMENT PLAN

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current NAV. The Fund’s management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with the Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder, unless the shareholder has elected otherwise.

A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at the lesser of NAV (but not less than 95% of the market price) or the market price in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

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Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Share dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund’s portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

If the Common Shares of the Fund trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX CONSIDERATIONS

The following discussion summarizes certain federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUND

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

Specifically to qualify for the favorable federal income tax treatment generally accorded to RICs, the Fund must, among other things:

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies (including but not limited to gains from options, futures and forward contracts) or other income derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

The Fund intends to distribute to its shareholders at least annually all or substantially all of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

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If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

TAXATION OF SHAREHOLDERS

Dividends out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to “qualified dividend income.” Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally applies to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund’s distributions will qualify for the reduced rates on qualified dividends. The Fund does not expect that a significant portion of the Fund’s distributions will qualify for the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund’s option writing strategies and securities lending activities could reduce the amount of the Fund’s distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for federal income tax purposes as receiving a

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distribution in an amount equal to (i) the fair market value of any new shares issued to the Common Shareholder by the Fund, and (ii) if shares are trading below net asset value, the cash allocated to the Common Shareholder for the purchase of shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non- deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The position of the Internal Revenue Service (“IRS”) in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) if subject to federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

TAX ASPECTS OF SALES OF FUND SHARES

Upon the sale or other disposition of shares of the Fund, that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change,

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the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amount designated as undistributed capital gains) with respect to such shares.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

TAXATION OF FUND INVESTMENTS

Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund’s investments will affect the timing and tax character of the Fund’s distributions.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain. The special provisions of the Code also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, these provisions may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not qualify as good income for purposes of the Fund’s qualification as a RIC. In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a

39

closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option.

In the case of Fund transactions in so-called “Section 1256 Contracts,” such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the Fund’s holding period. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are “qualified covered calls” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. With respect to straddles, certain elections may be available to the Fund that would result in different tax treatment than that described above.

The Fund’s investment in any zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

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Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and (3) could either deduct the shareholder’s foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required. Each shareholder should consult with a tax advisor regarding the potential application of foreign tax credits.

The Fund may invest in the stock of a “passive foreign investment company” (“PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect

41

to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

BACKUP WITHHOLDING

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a current rate of 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

REPORTABLE LOSSES

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS

Taxation of a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “non-U.S. shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are

42

designated as capital gain dividends and amounts designated as undistributed capital gains. However, a foreign shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to U.S. tax on 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains. In addition, subject to certain limitations and the receipt of further guidance from the Treasury, if the Fund elects to follow certain procedures, dividends paid to certain non-U.S. shareholders may be exempt from withholding of U.S. tax with respect to taxable years of the Fund beginning on or before December 31, 2007 to the extent such dividends are attributable to qualified interest or net short-term capital gains. The Fund is not required to and may not elect to utilize these provisions and there can be no assurance as to the amount, if any, of such dividends that would not be subject to withholding. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, capital gain dividends and amounts designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate non-U.S. shareholder, the Fund may be required to withhold federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-redeemable and non-assessable by the Fund, except that the Trustees shall have the power to cause shareholders to pay directly for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, by setting off such charges due from shareholders from declared but unpaid dividends owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All shares of the same class or series have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund’s charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Board may create additional classes or series of preferred shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

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CUSTODIAN

The cash and securities owned by the Fund are held by The Bank of New York, 101 Barclay Street (11E), New York, New York, 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund’s portfolio securities.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by Sutherland Asbill & Brennan LLP, Washington, DC. Matters of Delaware law are passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed as independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

OTHER INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Commission. Additionally, the Registration Statement may be accessed at no cost by visiting the SEC’s Internet website at http://www.sec.gov.

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FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Stockholders

ING Asia Pacific High Dividend Equity Income Fund

We have audited the accompanying statement of assets and liabilities of ING Asia Pacific High Dividend Equity Income Fund as of February 15, 2007, and the related statements of operations and changes in net assets for the day then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ING Asia Pacific High Dividend Equity Income Fund as of February 15, 2007, and the results of its operations and changes in its net assets for the day then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts

February 20, 2007

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

As of February 15, 2007

ASSETS:
Cash	$100,000
Deferred offering costs	600,000
Receivable from Adviser	70,000

Total assets	770,000

LIABILITIES:
Accrued offering costs	600,000
Accrued organizational costs	70,000

Total liabilities	670,000

Preferred shares (no shares issued or outstanding, unlimited shares authorized)	—
NET ASSETS	$100,000

NET ASSET VALUE PER COMMON SHARE OUTSTANDING ($0.01 par value; 4,000 shares of beneficial interest issued and outstanding, unlimited shares authorized)	$25.00

See Accompanying Notes to Financial Statements

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

STATEMENT OF OPERATIONS

For the day ended February 15, 2007

INVESTMENT INCOME:
$—

Total investment income	—

EXPENSES:
Organizational costs	70,000

Expense reimbursement	(70,000)

Total expenses	—

Net Investment Income	$—

See Accompanying Notes to Financial Statements

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the day ended February 15, 2007

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	$100,000
Cost of shares redeemed	—

Net increase in net assets resulting from capital share transactions	100,000

Net increase in net assets	100,000

NET ASSETS:
Beginning of period	—

End of period	$100,000

See Accompanying Notes to Financial Statements

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 15, 2007

NOTE 1 — ORGANIZATION

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was originally organized as a Delaware statutory trust on January 8, 2007 with initial capital contributed on February 14, 2007. As a newly organized entity, the Fund has had no operations other than its organization and the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100,000 to ING Investments, LLC (the “Investment Adviser”). The Fund’s Declaration of Trust provides for two classes of shares consisting of (i) a class of common shares, par value $0.01 per share, and (ii) a class of preferred shares which may be divided into one or more series of preferred shares and with such par value as may be authorized from time to time by the Fund’s Board of Trustees (the “Board”).

Management of the Fund intends to file a registration to offer common shares of the Fund for public sale. The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment objective. The Fund will seek to achieve its investment objective by investing in a portfolio of equities securities of Asia Pacific Companies which the Sub-Adviser believes will pay dividends or derivatives linked to such securities. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — AGREEMENTS

The Fund intends to enter into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of the Board will provide investment advisory services to the Fund. For providing these services, including supervising the Sub-Adviser and providing certain administrative services to the Fund, the Investment Adviser will receive a fee from the Fund of 1.15% of the average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).

The Investment Adviser intends to engage ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific”) as the Sub-Adviser of the Fund who will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objectives. The Investment Adviser also intends to engage ING Investment Management Advisors B.V. (“IIMA”) as the Option Sub-Adviser. IIMA will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices or the equity securities of Asia Pacific Companies. ING IM Asia/Pacific together with IIMA are collectively referred to as the “Sub-Advisers”. The Fund intends to engage ING Funds Services, LLC (the “Administrator”) to perform administrative services to the Fund for which it will be paid 0.10% of the fund’s average daily Managed Assets.

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ING Investments, ING IM Asia/Pacific and IIMA are each indirect wholly-owned subsidiaries of ING Groep, N.V. (NYSE: ING) (“ING Groep”). ING Groep, is one of the largest financial services organizations in the world, based in Amsterdam, the Netherlands. ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

The transfer agent, dividend disbursing agent, registrar and custodian for the Common Shares is The Bank of New York.

NOTE 4 — ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed public offering will be used to pay for the offering costs and organizational expenses. Offering costs will be charged against the proceeds from the offering when received. Organizational expenses will be treated as an expense as incurred and are currently estimated to be $70,000.

Organization costs recorded in the accompanying financial statements as well as offering costs which have been incurred and are deferred pending the receipt of proceeds from the proposed offering reflect management’s best estimate and are subject to change upon the completion of the offering and conclusion of the organization process. In the event the public offering does not occur, the Fund will not be able to pay the expenses. The Investment Advisor has also committed to bear all organizational and offering costs incurred by the Fund, which exceed $0.05 per common share of the shares issued in connection with the proposed public offering.

NOTE 5 — FEDERAL INCOME TAXES

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders, which will relieve it from federal income or excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

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APPENDIX A

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: February 15, 2007

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III.	DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A. Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B. Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1. Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2. Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3. Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4. Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A. Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D. Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.	VOTING PROCEDURES

A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B. Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C. Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1. Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2. Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3. Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A. Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B. Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager – Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of December 31, 2006

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (e.g., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance disconnect”, generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient. If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (e.g., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2) Only if the director’s legal expenses would be covered.

2. Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3. Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6. Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7. Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally, vote FOR management proposals to cancel repurchased shares.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8. Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.

•	Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer’s method of disclosing shares allocated to the plan(s).

•	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock Plans

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent’s criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors. However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including “claw back” recoupments.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9. State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10. Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12. Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.	Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees in (Hong Kong or France);

•	simultaneous reappointment of retiring directors (South Africa);

•

in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Nominating Committee

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company’s share plans and analysis of plan features.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

•	exceed Agent’s recommended dilution limits;

•	provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of interest-free, non-recourse loans in connection with executive’s participation;

•

for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•	provide for terms or participation that is markedly out of line with market practice;

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain solely to performance hurdles or the company’s rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, “leaver” status and vesting or performance criteria on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent’s standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent’s recommendations AGAINST payouts deemed too low according to Agent’s methodology.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position; or

•	the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits:

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, are included in Part B of the Registration Statement.

2.	Exhibits

(a)	(i)	Certificate of Trust dated January 8, 2007 - Filed as an exhibit to the Initial Registration Statement on Form N-2 filed on January 12, 2007 and incorporated herein by reference.

		(A)	Certificate of Amendment to Certificate of Trust – Filed as an exhibit to the Initial Registration Statement on Form N-2 filed on January 12, 2007 and incorporated herein by reference.

	(ii)	Amended and Restated Declaration of Trust dated January 11, 2007 - Filed as an exhibit to the Initial Registration Statement on Form N-2 filed on January 12, 2007 and incorporated herein by reference.

(b)	Amended and Restated Bylaws dated January 11, 2007 - Filed as an exhibit to the Initial Registration Statement on Form N-2 filed on January 12, 2007 and incorporated herein by reference.

(c)	Not Applicable.

(d)	Form of Specimen Certificate for Common Shares – filed herein.

(e)	Dividend Reinvestment Plan of Registrant – Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s
Registration Statement filed on Form N-2 on February 20, 2007 and incorporated herein by reference.

(f)	Not Applicable.

(g)	(i)	Investment Management Agreement between ING Investments, LLC and Registrant – filed herein.

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	(ii)		Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited – filed herein.

	(iii)		Form of Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. – filed herein.

(h)	Form of Underwriting Agreement – filed herein.

(i)	Deferred Compensation Plan for Independent Directors – Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on February 20, 2007 and incorporated herein by reference.

(j)	(i)	Custodian Agreement between Registrant and The Bank of New York – Filed as an exhibit to Pre-Effective
Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on February 20, 2007 and incorporated herein by reference.

		(A)	Amended Exhibit A to the Custodian Agreement between Registrant and The Bank of New York – filed herein.

(ii)	Foreign Custody Manager Agreement between Registrant and The Bank of New York – Filed as an exhibit to
Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on February 20,
2007 and incorporated herein by reference.

		(A)	Amended Schedule A to the Foreign Custody Manager Agreement between Registrant and The Bank of New York – filed herein.

(iii)	Fund Accounting Agreement between Registrant and The Bank of New York – Filed as an exhibit to Pre-
Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on February 20,
2007 and incorporated herein by reference.

		(A)	Amended Schedule A to the Fund Accounting Agreement between Registrant and The Bank of New York – filed herein.

(k)	(i)	Administration Agreement between Registrant and ING Funds Services, LLC – filed herein.

(ii)	Amended and Restated Stock Transfer Agency Agreement between Registrant and The Bank of New York –
Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form
N-2 on February 20, 2007 and incorporated herein by reference.

		(A)	Amended Schedule A to the Amended and Restated Stock Transfer Agency Agreement between Registrant and The Bank of New York – filed herein.

(iii)	Securities Lending Agreement and Guaranty between the Registrant and The Bank of New York – Filed as an
exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on
February 20, 2007 and incorporated herein by reference.

		(A)	Amended Schedule A to the Securities Lending Agreement and Guaranty between Registrant and The Bank of New York – filed herein.

2

(l)	Opinion and Consent of Sutherland Asbill & Brennan LLP – filed herein.

(i)	Opinion and consent of Richards, Layton & Finger, P.A. – Counsel for matters of Delaware Law – filed herein.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm – filed herein.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r) (i)	Code of Ethics of ING Investments, LLC – Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on February 20, 2007 and incorporated herein by reference.

(ii)	Code of Ethics of ING Investment Management Asia/Pacific (Hong Kong) Limited – Filed as an exhibit to Pre-Effective amendment No. 3 to the Registrant’s Registration Statement on Form N-2 on March 15, 2007 and incorporated herein by reference.

(iii)	Code of Ethics of ING Investment Management Advisors B.V. – Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on Form N-2 on February 20, 2007 and incorporated herein by reference.

(s)	Powers of Attorney – Filed as an exhibit to Pre-Effective amendment No. 3 to the Registrant’s Registration Statement on Form N-2 on March 15, 2007 and incorporated herein by reference.

Item 26.	Marketing Arrangements

See Sections 3,5 and 6 of the Form of Underwriting Agreement filed as Exhibit (h).

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Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$32,100

New York Stock Exchange listing fee	41,000
National Association of Securities Dealers, Inc. fees	5,000
Blue Sky filing fees and expenses	1,000
Printing (other than stock certificates )	330,000
Engraving and printing stock certificates	5,000
Legal fees and expenses	110,000
Accounting fees and expenses	5,000
Miscellaneous expenses	70,900
Total	600,000

Item 28.	Persons Controlled by or Under Common Control - Not Applicable.

Item 29.	Number of Holders of Securities - To be filed by amendment

Item 30.	Indemnification

Section 8.4 of Article VIII of the Registrant’s Declaration of Trust provides as follows:

Indemnification. Subject to the exceptions and limitations contained in this Section 8.4, every person who is, or has been, a Trustee, officer, employee or agent of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees or agents of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Fund or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

4

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)	by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)	by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Fund personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 8.4 shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 8.4, provided that either:

(a)	such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or

(b)	a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall

5

determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 8.4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Fund (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 8.4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9 of the Form of Underwriting Agreement

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The descriptions of the Investment Adviser and the Sub-Adviser under the captions “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of Registrant’s investment adviser and the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant’s investment adviser and sub-adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-48282 and 801-64490, respectively) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

6

Item 32.	Location of Accounts and Records

The accounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, The Bank of New York, at 101 Barclay Street, Floor 11E, New York, New York 10286.

Item 33.	Management Services—Not Applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the Offering until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2. Not Applicable.

3. Not Applicable.

4. Not Applicable.

5. a. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 27th day of March, 2007.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Assistant Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Shaun P. Mathews*	President, Chief Executive Officer and Trustee	March 27, 2007

Todd Modic*	Senior Vice President and Principal Financial Officer	March 27, 2007

John V. Boyer*	Trustee	March 27, 2007

Patricia W. Chadwick*	Trustee	March 27, 2007

J. Michael Earley*	Trustee	March 27, 2007

R. Barbara Gitenstein*	Trustee	March 27, 2007

8

Patrick W. Kenny *	Trustee	March 27, 2007

Jock Patton*	Trustee and Chairman	March 27, 2007

Sheryl K. Pressler*	Trustee	March 27, 2007

David W.C. Putnam*	Trustee	March 27, 2007

John G. Turner*	Trustee	March 27, 2007

Roger B. Vincent*	Trustee	March 27, 2007

*By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Attorney-in-Fact**

**	Pursuant to Powers of Attorney dated March 1, 2007 that were attached to the Registration Statement on Form N-2 filed on March 15, 2007 and all incorporated herein by reference.

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EXHIBIT LIST

Exhibit Number	Name of Exhibit

2(d)	Form of Specimen Certificate for Common Shares

2(g)(i)	Investment Management Agreement between ING Investments, LLC and Registrant

2(g)(ii)	Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited

2(g)(iii)	Form of Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V.

2(h)	Form of Underwriting Agreement

2(j)(i)(A)	Amended Exhibit A to the Custodian Agreement between Registrant and The Bank of New York

2(j)(ii)(A)	Amended Schedule A to the Foreign Custody Manager Agreement between Registrant and The Bank of New York

2(j)(iii)(A)	Amended Schedule A to the Fund Accounting Agreement between Registrant and The Bank of New York

2(k)(i)	Administration Agreement between Registrant and ING Funds Services, LLC

2(k)(ii)(A)	Amended Schedule A to the Amended and Restated Stock Transfer Agency Agreement between Registrant and The Bank of New York

2(k)(iii)A)	Amended Schedule A to the Securities Lending Agreement and Guaranty between Registrant and The Bank of New York

2(l)	Opinion and Consent of Sutherland Asbill & Brennan LLP

2(l)(i)	Opinion and Consent of Richards, Layton & Finger, P.A. – counsel for matters of Delaware law

2(n)	Consent of Independent Registered Public Accounting Firm

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